                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /
    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.142-12

                                          GUARDIAN BANCORP
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                                         JON D. VAN DEUREN
- - --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(j)(1), or 14a-6(j)(2)
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                GUARDIAN BANCORP
                           800 SOUTH FIGUEROA STREET
                         LOS ANGELES, CALIFORNIA 90017

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 1, 1994

                             ---------------------

TO EACH SHAREHOLDER OF GUARDIAN BANCORP:

    You are invited to attend the 1994 Annual Meeting of Shareholders of Guardian Bancorp, which will be held at the Los Angeles Biltmore Hotel, 506 South Grand Avenue, Los Angeles, California, on Wednesday, June 1, 1994, at 9:00 o'clock a.m., Pacific time, for the following purposes:

    1. To elect nine directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified. The following nine persons are the Board of Directors' nominees:

Vincent A. Bell         James F. Lewin
Marilyn M. Cohen        Saul Socoloske
Paul M. Harris          Jon D. Van Deuren
Howard C. Fletcher III  Michael J. Welch
Robert D. Frandzel

    2. To approve the Company's new 1994 Long-Term Incentive Plan which (a) provides that the aggregate number of shares of Common Stock authorized for issuance under such plan shall be 600,000 shares initially plus 2% of the total outstanding shares of the Company determined each year for the first five years of the Plan, (b) replaces both the 1984 Stock Incentive Plan, which expired on March 21, 1994, and the 1990 Stock Incentive Plan, which has 97,377 remaining shares authorized, and (c) allows the Board to grant nonqualified and incentive stock option grants, stock appreciation rights, restricted stock and performance awards to executives and other key employees of the Company and its subsidiaries.

    3. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only shareholders of record at the close of business on April 4, 1994 are entitled to notice of, and to vote at, the meeting.

                                          By Order of the Board of Directors,

                                                 /s/ Vincent A. Bell

                                          VINCENT A. BELL
                                          SECRETARY

Los Angeles, California
April 28, 1994

    TO ENSURE YOUR REPRESENTATION, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOUR PROXY WILL NOT BE USED.

                                GUARDIAN BANCORP
                           800 SOUTH FIGUEROA STREET
                         LOS ANGELES, CALIFORNIA 90017

                            ------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 1, 1994

                             ---------------------

                                    GENERAL

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Guardian Bancorp, a California corporation (the "Company"), for the 1994 Annual Meeting of Shareholders of the Company to be held on Wednesday, June 1, 1994, at 9:00 o'clock a.m., Pacific time, at the Los Angeles Biltmore Hotel, 506 South Grand Avenue, Los Angeles, California, and any adjournment thereof (the "Annual Meeting"). The purposes of the Annual Meeting as set forth in the Notice of Annual Meeting of Shareholders to which this Proxy Statement is attached include: (1) the election of nine directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified, (2) the approval of the Company's new 1994 Long-Term Incentive Plan, as more fully described herein, and (3) the transaction of such other business as may properly come before the meeting or adjournment thereof. The Company expects that this Proxy Statement and the form of proxy will first be mailed to shareholders of record on or about April 29, 1994.

    The cost of this solicitation will be paid by the Company. The solicitation of proxies will be made primarily by use of the mails. In addition, directors, officers and regular employees of the Company may make solicitations personally or by telephone or telegraph. The Company will request banks, brokers, fiduciaries and other persons holding stock in their names, or in the names of their nominees, to forward proxies and proxy materials to their principals and obtain authorization for the execution and return of such proxies to management. The Company will reimburse such banks, brokers and fiduciaries for their out-of-pocket expenses in connection therewith. The Company has retained Corporate Investors Communications, Inc. to assist in the solicitation of proxies for a fee of approximately $3,000.00 plus reimbursement of reasonable out-of-pocket expenses.

    A proxy for use at the Annual Meeting is enclosed. Any proxy given may be revoked by a shareholder at any time before it is exercised by filing with the Secretary of the Company a notice in writing revoking it or by duly executing and delivering to the Secretary of the Company a proxy bearing a later date. Proxies may also be revoked by any shareholder present at the Annual Meeting who expresses a desire to vote such shares in person. Subject to such revocation and except as otherwise stated herein or in the form of proxy, all proxies duly executed and received prior to, or at the time of, the Annual Meeting will be voted in accordance with the specifications on the proxies. If no specification is made, proxies will be voted "For" the nominees for election of directors set forth elsewhere herein (see "DIRECTORS AND EXECUTIVE OFFICERS -- Election of Directors"), "For" approval of the 1994 Long-Term Incentive Plan and at the discretion of the proxyholders on all other matters that may properly come before the Annual Meeting or any adjournment thereof.

    If you hold your shares of Company common stock in "street name" and you fail to instruct your broker or nominee as to how to vote such shares of common stock, your broker or nominee may, in its discretion, vote your shares of common stock "For" the election of the nominees for director set forth herein and "For" approval of the 1994 Long-Term Incentive Plan.

    In the election of directors, if a quorum is present, the nine candidates receiving the highest number of votes are elected; votes withheld and broker nonvotes have no legal effect but will have the practical effect of voting against the nominees. With respect to any other matter presented at the Annual Meeting, if a quorum is present, the approval of such matter would require (i) the affirmative vote of the majority of the shares represented and voting at the Annual Meeting and (ii) the affirmative vote of at least a majority of the required quorum. Abstentions from voting and broker nonvotes would have no effect on the outcome with respect to the first test because they are not deemed to be shares represented and voting at the Annual Meeting and would have the practical effect of a vote against the proposal with respect to the second test as they would not constitute affirmative votes for such matter.

                      OUTSTANDING SHARES AND VOTING RIGHTS

    There were issued and outstanding 12,514,075 shares of the Company's common stock, no par value (the "Common Stock"), on April 4, 1994, which has been set as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the Annual Meeting. On any matter submitted to a shareholder vote, each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock registered in his or her name on the books of the Company as of the record date. In the election of directors, however, each shareholder has cumulative voting rights and is entitled to as many votes as shall equal the number of shares held by him or her, multiplied by the number of directors to be elected, and may cast all of his or her votes for a single candidate or may distribute such votes among any or all of the candidates as he or she sees fit. For a shareholder to cumulate votes, such shareholder must give notice of his or her intention to cumulate votes prior to the voting. If any shareholder gives such notice, all shareholders may cumulate their votes. Discretionary authority to cumulate votes is hereby solicited by the Board of Directors, and return of an executed proxy shall grant such authority. Accordingly, if cumulative voting is invoked, and unless contrary instructions are given by a shareholder who signs a proxy, all votes represented by each proxy will be cast in such manner and in accordance with the discretion of the proxyholders as will result in the election of as many of the Board of Directors' nominees as is possible.

                        DIRECTORS AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

    The Bylaws of the Company provide that the Board of Directors shall consist of not fewer than seven nor more than 13 directors. The Board of Directors has fixed the exact number of directors at nine and nominated the persons set forth below for election as directors of the Company at the Annual Meeting. All of the nominees are currently serving as directors of the Company and the Company's wholly-owned subsidiary, Guardian Bank (the "Bank"). Each director elected will serve until the next annual meeting of shareholders and until his or her successor is elected and qualified.

    According to the Bylaws of the Company, any shareholder may make nominations for the election of directors if notice of such nominations is delivered to, or mailed and received at, the principal executive office of the Company not fewer than 30 calendar days prior to the date of the originally scheduled meeting; provided, however, that, if fewer than 40 calendar days notice or prior public disclosure of the date of the meeting is given or made by the Company, notice of such nomination must be so received not later than the close of business on the tenth calendar day following the earlier of the day on which notice of the meeting was mailed or the day on which such public disclosure was made. If nominations are not so made, only the nominations of the Board of Directors may be voted upon at the meeting.

    Votes will be cast according to the proxies in such a way as to effect the election of the Board's nine nominees, or as many of them as is possible, under applicable voting rules (see "OUTSTANDING SHARES AND VOTING RIGHTS"). If a quorum is present, the nine nominees receiving the highest number of votes cast will be elected regardless of whether any one of them receives the vote of a majority of the shares represented at the meeting. If any nominee is unable to serve, the proxies will be voted by the persons named in the form of proxy in their discretion for another person.

    The following is a summary of certain information regarding the persons nominated by the Board of Directors for election as directors.

                                DIRECTOR
                           AGE   SINCE                        PRINCIPAL OCCUPATION
                           ---  --------  ------------------------------------------------------------
Vincent A. Bell            70      1983   Mr. Bell  has been  Secretary of  the Company  and the  Bank since  May 1983 and  has recently served the  Bank in a con-
                                          sulting capacity and as Special Advisor to the President  of the  Bank since July  1993. From January  1993 to June 1993,
                                          Mr. Bell served as Executive Vice President and Chief  Oper-
                                          ating  Officer of the Bank. From  May 1983 to December 1993,
                                          Mr. Bell served as Executive Vice President and Chief Finan-
                                          cial Officer of the Bank. From May 1983 to January 1993, Mr.
                                          Bell served as Executive Vice President and Chief  Financial
                                          Officer  of the Company. Mr. Bell  has served as a member of the Bank's Board of Directors  since 1983. Mr. Bell holds  a
                                          Bachelor  of Arts Degree  and a LL.B  from the University of
                                          Iowa.
Marilyn M. Cohen           44      1983   Ms. Cohen has held  the position of Managing  Director/Fixed
                                          Income  Securities at the investment advisory  firm of L & S
                                          Advisors, Inc. since  October 1992. Prior  thereto, she  had
                                          been   President  of  Capital  Insight  Brokerage,  Inc.,  a
                                          privately-held securities  brokerage  firm,  since  February
                                          1988.  Ms.  Cohen  holds  a Bachelor  of  Science  degree in
                                          Psychology from the University of California at Los  Angeles
                                          and   a  Master  of   Business  Administration  degree  from
                                          Pepperdine University, Los Angeles, California.
Paul M. Harris             53      1983   Mr. Harris has been Chairman  of the Board and Chief  Execu-
                                          tive Officer of the Company and Chairman of the Board of the
                                          Bank  since  their  incorporation. Until  May  3,  1993, Mr.
                                          Harris had served  as Chief Executive  Officer of the  Bank.
                                          Mr.  Harris holds a Bachelor of Science Degree in accounting from Woodbury University, Los Angeles, California.
Howard C. Fletcher III     46      1993   Mr. Fletcher has been President of the Company since  August
                                          25,  1993 and has been President and Chief Executive Officer of the Bank since May 3,  1993 and prior thereto had  served as  acting President and Chief Executive Officer since March
                                          22, 1993.  Prior  thereto,  Mr.  Fletcher  was  employed  by
                                          Security  Pacific Corporation  ("SPC") and  Security Pacific
                                          Bank ("SPB") between 1974 and  1992 in a variety of  capaci-
                                          ties,  including  President and  Chief Executive  Officer of
                                          Bancwest Mortgage Corporation, a subsidiary of SPC;  General
                                          Auditor of SPB; Senior Vice President and Administrator, SPB
                                          Retail Bank; Senior Vice President and Deputy Administrator,
                                          International  Banking Group;  and as  a director  and Chief
                                          Operating Officer of Bank of Canton, Ltd., a SPB subsidiary.
                                          Mr. Fletcher holds a Bachelor of Science degree in  Business
                                          Administration  and a Master of Business Administration from the University of Southern California.

                                DIRECTOR
                           AGE   SINCE                        PRINCIPAL OCCUPATION
                           ---  --------  ------------------------------------------------------------
Robert D. Frandzel         51      1983   Mr. Frandzel has been  Chairman of the  Board of Frandzel  &
                                          Share, A Law Corporation, specializing in banking law, since
                                          1979. He holds a Bachelor of Science degree from the Univer-
                                          sity  of  California at  Los Angeles  and a  Juris Doctorate degree from  the  University  of  Southern  California,  Los
                                          Angeles, California.
James F. Lewin             47      1994   Mr.  Lewin has been President and Chief Executive Officer of
                                          Freedom Surfaces Company, Inc., a manufacturer of table tops and counter tops since April 1991. Prior thereto, Mr.  Lewin was  with Security Pacific  National Bank from  1975 to 1990 where he  was a  Senior Vice  President. Mr.  Lewin holds  a
                                          Bachelor  of  Arts  degree  in  Political  Science  from the
                                          University of Cincinnati.
Saul Socoloske             63      1983   Mr. Socoloske has been President of Cass Luis, Inc., a  pri-
                                          vately-held  company, since 1978. Cass  Luis, Inc. is a real estate  development  and  construction  company  located  in
                                          Woodland  Hills,  California.  Mr. Socoloske  is  a licensed civil and structural engineer and holds a Master of  Science
                                          degree   in  civil   engineering  from   Lehigh  University,
                                          Bethlehem, Pennsylvania.
Jon D. Van Deuren          41      1994   Mr. Van Deuren has been  Executive Vice President and  Chief
                                          Financial  Officer of  the Company  and the  Bank since Sep-
                                          tember 1993.  Prior thereto,  he was  Senior Vice  President since  1991 and Chief Financial Officer  of the Bank and the
                                          Company since December 1992 and January 1993,  respectively.
                                          Prior to joining the Company, from 1975 to 1991, he was most recently  a partner in the  certified public accounting firm of KPMG Peat Marwick. He holds a Bachelor of Science degree, with distinction, in Business Administration from California
                                          State University, Long Beach.
Michael J. Welch           41      1994   Mr. Welch has been employed  by Mattel Corporation in  vari-
                                          ous  capacities  since 1988,  most  recently as  Director of
                                          Strategic Planning and Acquisitions.  He has also served  as
                                          Assistant Treasurer of Mattel Corporation. Mr. Welch holds a
                                          Bachelor  of Science degree in Business Administration and a
                                          Master of  Business Administration  from the  University  of
                                          Southern California.

MEETINGS AND COMMITTEES OF THE BOARD

    The Board of Directors has appointed various standing committees, including an Executive Committee, an Audit and Compliance Committee and a Compensation Committee. The Company does not have a Nominating Committee, and the procedures for nominating directors, other than by the Board of Directors itself, are set forth in the Company's Bylaws and this Proxy Statement (see "DIRECTORS AND EXECUTIVE OFFICERS -- Election of Directors").

    The Executive Committee, between meetings of the Board and while the Board is not in session, possesses all the powers and may exercise all the duties of the Board of Directors in the management of the affairs of the Company which by law may be delegated to it by the Board of Directors. The Executive Committee met seven times during 1993. The Executive Committee is chaired by Marilyn Cohen and is currently composed of Messrs. Harris, Fletcher, Lewin, and Socoloske.

    The Audit and Compliance Committee is empowered to (i) meet with the independent auditors of the Company and review the scope of their annual audit, address any open questions as to the choice of acceptable accounting principles to be applied and all other matters relating to the auditors' relationship with the Company; (ii) advise and assist the Board in evaluating the auditors' performance, including the scope and adequacy of the auditors' examination;
(iii) recommend the firm of independent auditors to be employed by the  Company;
(iv) review the Company's annual financial statements and discuss such statements with the auditors prior to their release; (v) receive and consider the auditors' comments and suggestions as to the internal audit and control procedures, adequacy of staff and other matters; (vi) perform such other functions and undertake such investigations relating to the financial and accounting aspects of the Company as the Board may direct; (vii) retain and consult with counsel or such other experts as the committee may consider necessary or appropriate in connection with the discharge of its duties; and
(viii) address the Company's and the Bank's compliance with regulatory matters. The Audit Committee met eight times during 1993 to address audit related issues and thirty-eight times in connection with regulatory compliance matters. In late 1993, due to the number of meetings, overlapping responsibilities with the Audit Committee and duplication of committee members, the Compliance Committee was formally merged with the Audit Committee to become the Audit and Compliance Committee. The practice of merging these committees of the Board of Directors is consistent with that of other financial institutions in response to a changed regulatory environment. The Audit and Compliance Committee is currently chaired by Mr. Frandzel and includes Mr. Socoloske and Ms. Cohen.

    The Compensation Committee was established during the first quarter of 1993. This Committee was formed to (i) prepare written annual reviews of senior executive officers; (ii) consider the recommendations of outside consultants as they relate to senior executive compensation; and (iii) analyze employee salary grades within the Bank's peer group. During 1993, the Compensation Committee was chaired by Ms. Cohen and included Messrs. Harris, Fletcher, Lewin, Socoloske and Deborah Manning, an officer of the Bank. The Compensation Committee met seven times in 1993, but all decisions and analysis regarding compensation were generally made by the entire Board of Directors, based upon input provided by the Executive Committee. As a result of changes to the Internal Revenue Code (the "Code") that were made in 1993, the Board of Directors has reconstituted the Compensation Committee so that, as the 1994 Long-Term Incentive Plan requires, all members of the Compensation Committee are "outside directors" as that term is specially defined in Section 162(m) of the Code. For these purposes, an "outside director" is an individual who is (a) not a current employee of the Company or certain affiliates, (b) not a former employee of the Company or certain affiliates who is receiving currently compensation for prior services (other than benefits under a tax-qualified retirement plan), (c) has never been an officer of the Company or certain affiliates, and (d) does not receive remuneration, either directly or indirectly, from the Company or certain affiliates in any capacity (such as for goods or services) other than as a director. The Compensation Committee has adopted and will administer the 1994 Long-Term Incentive Plan. It is intended that future decisions regarding compensation, including those related to stock options, will be subject to ratification by the full Board of Directors, based upon approval, recommendations and analysis performed by the Compensation Committee.

    During 1993, the Board of Directors held sixteen meetings. Except for Mr. Bohana, no director attended fewer than 75 percent of the number of meetings of the Board and of the committees on which he or she served during 1993. Mr. Bohana resigned from the Company's and the Bank's Board of Directors effective April 26, 1994.

EXECUTIVE OFFICERS

    The following is a summary of certain information regarding the persons who serve as executive officers of the Company.

                           AGE                          PRINCIPAL OCCUPATION
                           ---  --------------------------------------------------------------------
Paul M. Harris             53   Mr.  Harris  has  been Chairman  of  the Board  and  Chief Executive
                                Officer of the Company  and the Bank  since their incorporation.  On
                                May  3, 1993, Mr. Harris ceased  to serve as Chief Executive Officer of the  Bank. Mr.  Harris  holds a  Bachelor  of Science  Degree  in accounting from Woodbury University, Los Angeles, California.
Howard C. Fletcher III     46   Mr.  Howard C. Fletcher III has  been President of the Company since
                                August 1993, President and Chief Executive Officer of the Bank since
                                May 3, 1993 and had served  as acting President and Chief  Executive
                                Officer  of  the  Bank  since March  22,  1993.  Prior  thereto, Mr.
                                Fletcher was employed by  Security Pacific Corporation between  1974 and  1992 in a  variety of capacities  (see "DIRECTORS AND EXECUTIVE
                                OFFICERS -- Election of Directors"). He holds a Bachelor of  Science degree  in Business Administration and a Master of Business Adminis-
                                tration from the University of Southern California.
Jon D. Van Deuren          41   Mr. Van Deuren has  been Executive Vice  President and Chief  Finan-
                                cial Officer of the Company and the Bank since September 1993. Prior thereto,  he was Senior Vice President since November 1991 and Chief
                                Financial Officer of the  Bank and the  Company since December  1992 and  January 1993, respectively. Prior  to joining the Company, from
                                1975 to 1991, he was most recently a partner in the certified public accounting firm of KPMG Peat Marwick. He holds a Bachelor of Science degree, with distinction, in Business Administration from California
                                State University, Long Beach.
Howard A. Shields          56   Mr. Shields has been Executive  Vice President and Chief Credit  Of-
                                ficer  of the Bank since November 1993. Mr. Shields was a consultant to the  Company  from September  1993  through November  1993.  From
                                February  1993  through September  1993,  Mr. Shields  was  a Credit
                                Specialist, at the Federal  Deposit Insurance Corporation,  Division
                                of  Liquidation.  From  February  1992  through  February  1993, Mr.
                                Shields  was  a   temporary  FDIC  employee   in  the  Division   of
                                Liquidation. From February 1992 through August 1992, Mr. Shields was
                                Senior   Vice  President/Manager  of  Problem  Loan  Administration,
                                Independence Bank. From  May 1989 through  August 1992, Mr.  Shields was an independent consultant working with banks and attorneys as an advisor and expert witness.
Kenneth J. Meister         47   Mr.  Meister has been President of  Guardian Trust Company since No-
                                vember 1990. From August 1986 to  October 1990 Mr. Meister was  Vice
                                President  and Manager of  Union Bank of  California's Labor Manage-
                                ment Division. Prior thereto, from  October 1970 to August 1986  Mr.
                                Meister  was  with Crocker  Bank and  served  as Vice  President and
                                Manager of its Southern California Employee Benefit Trust Group.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

    The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock by each person nominated to serve as a director of the Company, each person who is currently serving as a director of the Company, each of the Named Executives and by all directors and executive officers of the Company as a group as of March 31, 1994. The Company knows of no person who is the beneficial owner of more than five percent of the Company's Common Stock.

                                                                     COMMON STOCK BENEFICIALLY
                                                                      OWNED AS OF 3/31/94 (1)
                                                                     --------------------------
                                                                       NUMBER OF
NAME OF BENEFICIAL OWNER                                                SHARES       PERCENT (2)
- - -------------------------------------------------------------------  -------------   ----------
DIRECTORS AND NOMINEES
Vincent A. Bell....................................................     61,325(3)       *   %
Marilyn M. Cohen...................................................    179,438(4)       1.41
Paul M. Harris.....................................................    356,259(5)       2.77
Howard C. Fletcher III.............................................     32,200(6)        *
Robert D. Frandzel.................................................    156,567(7)       1.24
James F. Lewin.....................................................      3,000           *
Saul Socoloske.....................................................     42,243(8)        *
Jon D. Van Deuren..................................................     14,211(9)        *
Michael J. Welch...................................................       --             --
NAMED EXECUTIVE OFFICERS
Paul M. Harris.....................................................    356,259(5)       2.77%
Howard C. Fletcher III.............................................     32,200(6)        *
Jon D. Van Deuren..................................................     14,211(9)        *
Kenneth J. Meister.................................................      3,750(10)       --
Howard A. Shields..................................................      2,222           *
Arthur W. Tate.....................................................      2,856(11)       *
Ronald W. Holloway.................................................     19,669(12)       *
All directors and executive officers as a group (10 persons
 including those named above excluding Messrs. Tate and
 Holloway).........................................................    851,215(13)      6.6

- - ------------------------
 *   Less than 1%.

 (1) Unless otherwise stated in the following notes or required by the community property laws  of the  State of  California, each  person listed  has  sole voting  and dispositive power with  respect to his or  her shares. Does not include shares held in  trust for the account  of the named individuals  or group under the Guardian Bancorp 1990 Deferred Compensation Plan.
 (2) In  computing the  percentage of shares  beneficially owned,  the number of shares which the person or group has a right to acquire within 60 days  are deemed  outstanding for the purposes of  computing the percentage of Common
     Stock beneficially  owned by  such  person or  group,  but are  not  deemed
     outstanding   for  the  purpose  of  computing  the  percentage  of  shares beneficially owned by any other person.
 (3) Includes 11,111 shares  held by Mr.  Bell's wife and  3,676 shares held  in trust under the ESOP and 37,889 shares which may be acquired within 60 days through  exercise of outstanding options. Mr. Bell disclaims any beneficial interest in the shares held by his wife.
 (4) Includes 61,753 shares  which may be  acquired within 60  days through  the exercise of outstanding options.
 (5) Includes  10,690 shares held  in trust under  the Guardian Bancorp Employee
     Stock Ownership  Plan ("ESOP")  and 187,966  shares which  may be  acquired within  60 days  through the exercise  of outstanding  options. Mr. Harris'
     address is the same as that of the Company.
 (6) Includes 8,000 shares  which may  be acquired  within 60  days through  the exercise of outstanding options.
 (7) Includes  5,858 shares  held in trust  for Mr. Frandzel's  sister and 5,852 shares held in trust for certain  minors, for which Mr. Frandzel serves  as trustee, and 57,233 shares which may be acquired within 60 days through the exercise  of  outstanding options.  Mr.  Frandzel disclaims  any beneficial interest in the shares held in trust for his sister and certain minors.
 (8) Includes 32,743 shares  which may be  acquired within 60  days through  the exercise of outstanding options.
 (9) Includes  2,300 shares  which may  be acquired  within 60  days through the exercise of outstanding options.
(10) Includes 3,750 shares  which may  be acquired  within 60  days through  the exercise of outstanding options.
(11) Includes 2,856 shares held in trust under the ESOP. On August 23, 1993, Mr.
     Tate ceased to serve as an executive officer of the Company.
(12) Includes 2,831 shares held in trust under the ESOP. On August 23, 1993, Mr.
     Holloway ceased to serve as an executive officer of the Bank.
(13) Includes  20,053 shares  held in  trust under  the ESOP  and 392,434 shares which may be acquired by  members of the group  within 60 days through  the exercise of outstanding options.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table sets forth certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and six other executive officers of the Company (determined as of the end of the last fiscal year) whose annual salary in 1993 exceeded $100,000 (the "Named Executives") for each of the fiscal years ended December 31, 1993, 1992 and 1991:

                           SUMMARY COMPENSATION TABLE

                                                                                           LONG-TERM COMPENSATION
                                                                                         ---------------------------
                                                ANNUAL COMPENSATION                                       PAYOUT
                            -----------------------------------------------------------     AWARDS     -------------
    NAME AND PRINCIPAL                                                   OTHER ANNUAL    ------------      LTIP         ALL OTHER
         POSITION               YEAR          SALARY         BONUS     COMPENSATION (1)    OPTIONS        PAYOUT       COMPENSATION
- - --------------------------  ------------  --------------  -----------  ----------------  ------------  -------------  --------------
Paul M. Harris                   1993(3)  $   239,220     $   --          $    3,000          --       $    --        $     --
  Chief Executive Officer        1992         338,560         --              18,000          --           21,975(2)        --
   of the Company and Bank       1991         294,400         --              28,000                        --
Howard C. Fletcher               1993(4)      113,557(5)      --              --            40,000(7)       --              --
  President of the Company       1992           --            --              --              --            --              --
   and President and Chief       1991           --            --              --              --            --
   Executive Officer of
   the Bank
Jon D. Van Deuren                1993         119,230         --              --             7,500(7)       --              --
  Executive Vice President       1992         110,000         --              --             2,000(7)       --              --
   of the Company and Bank       1991(6)       17,086         --              --              --            --
Howard A. Shields                1993(9)       42,147(10)     --              --            30,000(7)       --              --
  Executive Vice President       1992           --            --              --              --            --              --
   of the Bank                   1991           --            --              --              --            --              --
Kenneth J. Meister               1993         145,547         --              --             8,750(7)       --              --
  President of Guardian          1992         131,800         --              --              --            --              --
   Trust Company                 1991         117,228         --              --              --            --              --
Arthur W. Tate                   1993         213,428         --              12,750          --            --            170,859(8)
  President of the               1992         227,813         --              18,000          --            --              --
   Company                       1991         216,211         --              28,000          --            --
Ronald W. Holloway               1993         132,458         --               7,500          --            --            110,742(8)
  Vice Chairman of the           1992         221,484         --              18,000          --            --              --
   Bank                          1991         200,977         --              28,000          --            --

- - ------------------------
 (1) Reflects fees earned as a director.
 (2) Reflects the exercise of 7,500 units under the Company's 1985 Stock Appreciation Rights Plan ("SAR Plan") and the resulting cash payment. Under the SAR Plan, each unit entitled the holder to receive an amount equal to the difference between the average market share of the Company's common stock over the last 20 days preceding the date of exercise and the book value of one share of Common Stock as of the end of the fiscal quarter immediately preceding the exercise. The SAR Plan and all remaining unexercised units thereunder expired during 1992.
 (3) On May 3, 1993, Mr. Harris ceased to serve as Chief Executive Officer of the Bank.
 (4) Employment commenced May 3, 1993.
 (5) Includes $25,906 of compensation earned as a consultant to the Bank from March 22, 1993 to May 2, 1993.
 (6) Employment commenced November 7, 1991.
 (7) Represents an  award  of  stock  options under  the  Company's  1984  Stock
     Incentive Plan.
 (8) Employment ceased August 23, 1993. Amount represents severance payments made pursuant to terminated employment arrangements.
 (9) Employment commenced November 3, 1993.
(10) Includes $21,455 of compensation earned as a consultant to the Bank from September 7, 1993 to November 2, 1993.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

    During 1992, the Company and the Bank entered into an Employment Agreement with Mr. Harris, which provides for a three year term commencing on October 20, 1992 and sets forth the compensation Mr. Harris will receive for his services as Chief Executive Officer of the Company. This agreement provides for an annual salary of $338,560. In the event the Company's profitability and overall financial condition return to acceptable levels, as determined by the Board of Directors, the annual salary shall be increased at the rate of 12 1/2% and thereafter at the rate of 12 1/2% per annum on each anniversary date of the agreement. Mr. Harris' Employment Agreement and the bases for compensation thereunder are discussed in the Board of Directors' Report on Executive Compensation.

    The agreement provides for additional compensation to be paid to Mr. Harris, if appropriate, in the form of a Senior Management Incentive Program to be determined in the sole discretion of the Board of Directors. No Senior Management Incentive Program exists. The executive is also eligible to participate in any and all other employee benefits and plans that exist or may be developed and adopted by the Company and the Bank. The agreement also provides the executive with use of an automobile, life insurance and other insurance benefits as provided by the group insurance program of the California Bankers Association or equivalent coverage, expense reimbursement, vacation and other customary employee benefits. The agreement stipulates specific grounds for its termination by the Company or the Bank and authorizes set severance payments to the executive, dependent upon the circumstances of the termination. The Board of Directors has the authority to terminate Mr. Harris at any time if it determines that his continued employment is detrimental to the best interests of the shareholders. If this right is exercised at any time within two years from the effective date of the agreement, Mr. Harris would be entitled to receive one year's salary plus a pro rata share of any additional compensation based on the actual time he was employed during the year of termination. If this right is exercised at any time thereafter, the executive would be entitled to receive the balance of his salary for the remainder of the third year plus a pro rata share of any additional compensation provided for in the agreement based on the actual time the executive was employed during the year.

    Mr. Harris has voluntarily agreed to a reduction in his 1994 annual salary to $175,000 and during 1993 voluntarily ceased using a Company automobile. The Board of Directors has the authority to restore his salary to its original level, in its sole discretion, based on the Company's profitability.

    During 1992, the Company and the Bank entered into separate employment agreements with Messrs. Tate and Holloway, formerly President of the Company and Vice Chairman of the Bank, respectively. On August 23, 1993, Messrs. Tate and Holloway ceased to serve as executive officers of the Company. Each agreement stipulated specific grounds for its termination by the Company and the Bank and authorized set severance payments to the individual, dependent upon the circumstances of the termination. Severance payments made in 1993 in connection with these terminated employment arrangements aggregated $281,601.

DIRECTOR COMPENSATION

    Each director of the Company currently receives a fixed monthly fee of $1,500 for serving on the Company's Board of Directors. From January to July 1993 the monthly fee was $1,500; from August 1993 to January 1994 the monthly fee was $750. However, if a director is absent from more than one meeting during the calendar year, this fee is forfeited for each month during which such director is absent from a meeting. No fees are paid for committee meetings. The aggregate amount of directors' fees paid in 1993 was $116,250.

                 APPROVAL OF THE 1994 LONG-TERM INCENTIVE PLAN

    In March 1984, and again in February 1990, the Board of Directors adopted and the stockholders subsequently approved, the Company's 1984 and 1990 Stock Incentive Plans (the "Plans"). The 1984 Plan was amended in 1987, resulting in an aggregate number of shares authorized under the Plans of 1,001,719 and 187,500 as adjusted for stock splits.

    At December 31, 1993, options (net of canceled or expired options) covering an aggregate of 797,131 shares of the Company's Common Stock had been granted under the Plans, and 127,379 shares remained available for future grant under the 1990 Plan. Approximately 264,700 shares that remained under the 1984 Plan were no longer available for issuance under the 1984 Plan as of March 21, 1994.

    The Compensation Committee has adopted and the Board has ratified the new 1994 Long-Term Incentive Plan (the "LTIP" or "Plan"), as a replacement for the Plans, subject to stockholder approval. The LTIP specifies an initial authorization of 674,797 shares of the Company's Common Stock for issuance under the LTIP. At March 31, 1994 the Company's Common Stock closed at $1 7/8 per share. The number of available shares shall be adjusted in each of the subsequent five (5) years following adoption of the LTIP by the Compensation Committee and ratification by the Board by reference to the total outstanding shares of the Company's Common Stock on January 1 of that year as provided in the LTIP. The initial authorization is an increase of 674,797 shares over the remaining unissued shares of the 1984 and 1990 Plans. The Compensation Committee adopted and approved and the Board ratified and approved the LTIP to ensure that the Company can continue to grant stock options and other incentive-based compensation to employees at levels determined appropriate by the Compensation Committee and the Board.

    The Board's and the Compensation Committee's approval of the LTIP also reflects a desire to change the eligibility and basis by which grants are made to outside Directors who are on the Compensation Committee and administer the Plan.

    Stockholders are requested to approve the 1994 LTIP as summarized below and stated in full in the LTIP document which is attached hereto as Appendix A.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF
                 APPROVAL OF THE 1994 LONG-TERM INCENTIVE PLAN

    The essential features of the 1994 Long-Term Incentive Plan are outlined below:

GENERAL

    The LTIP provides for the grant of both incentive and nonstatutory (nonqualified) stock options. Incentive stock options granted under the LTIP are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. Nonstatutory (nonqualified) stock options granted under the LTIP are intended not to so qualify. The LTIP also provides for the granting of stock appreciation rights, restricted stock and performance awards as described below. See "Federal Income Tax Information" for a discussion of the tax treatment of incentive stock options, nonstatutory stock options, and other awards.

PURPOSE

    The LTIP was adopted to promote and advance the interests of the Company and its shareholders by providing a means by which selected officers and employees of and nonemployee Directors serving on behalf of the Company and its subsidiaries could be given an opportunity to acquire stock in the Company and other incentive-based awards, to assist in attracting and retaining the services of employees holding key positions, and to provide incentives for such key employees to exert maximum efforts toward results that are in the best interest of all stockholders.

ADMINISTRATION

    The LTIP is administered by the Compensation Committee of the Board of Directors and subject to final ratification of the full Board of Directors of the Company. The Committee has the power to construe and interpret the LTIP and, subject to provisions of the LTIP, to determine the persons to whom and the dates on which options or awards will be granted, the number of shares to be subject to each option or award, the times during the term of each option or award within which all or a portion of such option or award may be exercised, the exercise price, the type of consideration and other terms and conditions of such option or award. The Committee shall be composed solely of individuals who are "outside directors" within the meaning of Section 162(m)(4)(C) of the Code.

ELIGIBILITY

    Incentive stock options may be granted under the LTIP only to employees (including Directors if they are also key employees) of the Company and its subsidiaries. Selected employees and nonemployee Directors are eligible to receive nonstatutory (nonqualified) stock options, stock appreciation rights, restricted awards, performance awards and other awards under the LTIP. Awards under the Plan may be made to directors of the Company or its subsidiaries, as well as managerial and other key employees of the Company or its subsidiaries who hold positions of significant responsibilities or whose performance or potential contribution, in the judgment of the Compensation Committee, will benefit the future success of the Company. Currently, approximately 30 employees and Directors will be eligible to receive awards under the LTIP.

    No option may be granted under the LTIP to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any subsidiary of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of the grant and the term of the option does not exceed five years from the date of the grant. For incentive stock options granted under the LTIP, the aggregate fair market value, determined at the time of the grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its subsidiaries) may not exceed $100,000. As a result of enactment of Section 162(m) of the Code, and to give the Compensation Committee flexibility in structuring awards, the LTIP states that in the case of stock options and stock appreciation rights, no person may receive in any year a stock option to purchase more than 300,000 shares or a stock appreciation right measured by more than 300,000 shares.

COMMON STOCK SUBJECT TO THE LTIP

    Except in the case of incentive stock options (for which each share award may be used only once), if options or awards granted under the LTIP expire, are canceled, or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such option or award again becomes available for issuance under the LTIP.

TERMS OF OPTIONS AND AWARDS

    The following is a description of the types of grants and awards and the permissible terms under the LTIP. Individual option grants and share awards may be more restrictive as to any or all of the permissible terms described below.

    STOCK OPTIONS may be granted as incentive or nonstatutory (nonqualified) grants.

    STOCK APPRECIATION RIGHTS ("SARS") may be granted specifying a period of time for which increases in share price shall be measured, with the grantee eligible to receive stock or cash at the end of such period based upon increases in such share price.

    RESTRICTED AWARDS may be granted specifying a period of time (the "Restriction Period") applicable to such award, which shall be not less than three (3) years, but may be more than that and may vary at the discretion of the Committee. Common Stock awarded pursuant to a restricted stock award shall entitle the holder to enjoy all the stockholder rights during the restriction period except that certain limitations with respect to disposition of such stock shall prevail.

    PERFORMANCE AWARDS may be granted specifying a number of performance shares to be credited to an account on behalf of the recipient, each share of which is deemed to be the equivalent of one share of Common Stock of the Company. Such awards shall be subject to both time and Company performance objectives that are specified at the time of such award at the discretion of the Committee. The value of a performance share in a holder's account at the time of award or the time of payment shall be the fair market value at any time of a share of the Common Stock of the Company.

    Other awards may be granted under the Plan that are not in the categories discussed above because the Plan gives the Compensation Committee flexibility in designing compensation programs.

    EXERCISE PRICE; PAYMENT. The exercise price of stock options under the LTIP may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant and in some cases (see "Eligibility") may not be less than 110% of such fair market value. Similarly, stock appreciation rights are based upon the fair market value of a share of Common Stock on the date of the grant compared with the fair market value of a share at the end of the measuring period. The sole basis for compensation under such awards is an increase in the stock's fair market value.

    Restricted stock awards are payable in stock upon satisfaction of the restrictions imposed with respect to the award. The Compensation Committee has the discretion to pay other awards in cash, in shares of Common Stock, or a combination of both.

    PERFORMANCE GOALS. The Plan is structured so that the Compensation Committee may make awards that qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, as such section was enacted in 1993. However, the Plan is flexible so that the Compensation Committee also has the discretion to make awards that are not described in that section. Section 162(m) provides a limit of $1,000,000 on deductions for compensation paid to certain corporate executives on a year-by-year basis. However, "performance-based compensation" is excluded from that limitation. Whether any particular award under the Plan will qualify as "performance-based compensation" will depend upon the terms of the award and compliance with certain other procedural requirements under Section 162(m). The Compensation Committee will take into account the overall tax and business objectives of the Company in structuring awards under the Plan.

    TERM. The maximum term of the LTIP is ten (10) years, except that the Board may terminate the Plan earlier. The term of each individual award will depend upon the written agreement between the Company and the grantee setting forth the terms of the awards. In certain circumstances, an award may remain outstanding for a period that extends beyond the term of the Plan or the period of the grantee's employment or directorship.

ADJUSTMENTS

    If there is any change in the stock subject to the LTIP or subject to any option grant or award made under the LTIP (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in kind, stock split, liquidating dividend, combination or exchange of shares, change in corporate structure or otherwise), the LTIP and shares outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to the Plan and the class, number of shares and price per share of stock subject to such outstanding options as determined by the Compensation Committee to be fair and equitable to the holders, the Company and other shareholders.

AMENDMENT

    The Board may amend the LTIP at any time and from time to time without stockholder approval, except that such amendment may not, without stockholder approval, (a) increase the number of shares authorized for issuance under the LTIP except as a result of an adjustment, or (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) materially increase the benefits accruing to participants under the Plan.

RESTRICTIONS ON TRANSFER

    Under the LTIP, no option right or award shall be transferable by a holder other than by laws of descent and distribution. Option rights shall be exercisable during the holder's lifetime only by the holder or by his guardian or legal representative.

FEDERAL INCOME TAX CONSEQUENCES

    The following discussion is only a summary of the principal federal income tax consequences of the compensation awards to be granted under the LTIP, and is based on existing federal law (including administrative regulations and rulings) which is subject to change, in some cases retroactively. This discussion is also qualified by the particular circumstances of individual participants, which may substantially alter or modify the federal income tax consequences herein discussed. Because of the wide range of awards that may be made under the LTIP, the following discussion is confined to the most common forms of awards likely to be made.

    INCENTIVE STOCK OPTIONS. Generally under present law, when an option qualifies as an incentive stock option under Section 422 of the Code: (i) an optionee will not realize taxable income either upon the grant or the exercise of the option, (ii) any gain or loss upon a qualifying disposition of the shares acquired by the exercise of the option will be treated as capital gain or loss, and (iii) no deduction will be allowed to the Company or the Bank (as the case may be) for federal income tax purposes in connection with the grant or exercise of an incentive stock option or a qualifying disposition of the shares. A disposition by an optionee of stock acquired upon exercise of an incentive stock option will constitute a qualifying disposition if it occurs more than two years after the grant of the option, and one year after the transfer of the shares to the optionee. If such stock is disposed of by the optionee before the expiration of those time limits, the transfer would be a "disqualifying disposition" and the optionee, in general, will recognize ordinary income equal to the lesser of
(i) the aggregate fair market value of the shares as of the date of exercise less the option price, or (ii) the amount realized on the disqualifying disposition less the option price. The Company or the Bank (as the case may be) would become entitled to a corresponding deduction. Ordinary income from a disqualifying disposition will constitute ordinary compensation income. Any gain in addition to the amount reportable as ordinary income on a "disqualifying disposition" generally will be capital gain.

    Upon the exercise of an incentive stock option, the difference between the fair market value of stock on the date of exercise and the option price generally is treated as an adjustment to taxable income in that taxable year for alternative minimum tax purposes, as are a number of other items specified by the Code. Such adjustments (along with tax preference items) form the basis for the alternative minimum tax (presently at a graduated rate for individuals), which may apply depending on the amount of the computed "regular tax" of the employee for that year. Under certain circumstances the amount of alternative minimum tax is allowed as a carryforward credit against tax liability in subsequent years.

    NON-QUALIFIED STOCK OPTIONS. In the case of stock options which do not qualify as an incentive stock option (non-qualified stock options), no income generally is recognized by the optionee at the time of the grant of the option. Under present law the optionee generally will recognize ordinary income at the time the non-qualified stock option is exercised equal to the aggregate fair market value of the shares acquired less the option price. Ordinary income from a non-qualified stock option will constitute compensation for which withholding may be required under federal and state law.

    Subject to special rules applicable when an optionee uses stock of the Company to exercise an option, shares acquired upon exercise of a non-qualified stock option will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized and the holding period for the shares generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the shares, the optionee generally will recognize capital gain or loss. Provided the shares are held by the optionee for more than one year prior to disposition, such gain or loss will be long-term capital gain or loss.

    The Company or the Bank (as the case may be) will generally be entitled to a deduction equal to the ordinary income (i.e., compensation) portion of the gain recognized by the optionee in connection with the exercise of a non-qualified stock option provided the Company or the Bank (as the case may be) complies with any withholding requirements of federal and state law.

    OPTIONS TO NON-EMPLOYEE DIRECTORS. These options would be non-qualified stock options for tax purposes, and the tax rules applicable to them would generally be the same as the rules for non-qualified stock options described above. However, since the optionees are not employees, income tax withholding would not be required in order for the Company to qualify for its income tax deduction.

    STOCK APPRECIATION RIGHTS. A SAR recipient will be taxed (and the Company or the Bank will receive a corresponding deduction) when the recipient receives payment under the SAR. Income generated by such exercise will be ordinary compensation income and will be measured by the amount of cash received or the then-current fair market value of the stock received upon such event. In the case of a SAR granted to an employee, the Company or the Bank will have a withholding obligation.

    RESTRICTED STOCK. The income and deduction events in the case of restricted stock grants generally are deferred until the restrictions on the stock lapse. At that time, the recipient would report as ordinary compensation income the difference between the then-current fair market value of the stock and the amount (if any) paid for the stock. Subject to withholding obligations, the Company or the Bank is entitled to a corresponding deduction. The recipient may elect to report the income with respect to the restricted stock upon its receipt rather than at the time of the lapse of the restrictions. In such case, the valuation used for income and deduction purposes is the value of the restricted stock at the time of receipt, disregarding any restrictions other than those that will never lapse.

    RESTRICTED UNITS. A recipient of a restricted unit grant will be taxed (and the Company or the Bank will receive a corresponding deduction) when the recipient receives payment at the time the restrictions lapse. Income generated by such lapse and payment will be ordinary compensation income and will be measured by the amount of cash received or the then-current fair market value of the stock received upon such event. In the case of a restricted unit granted to an employee, the Company or the Bank will have a withholding obligation.

    PERFORMANCE SHARES  AND PERFORMANCE  UNITS.   A recipient  of a  performance
share or performance unit will be taxed (and the Company or the Bank will receive a corresponding deduction) when the recipient receives payout at the end of the performance period. The recipient will have ordinary compensation income measured by the cash received and/or the then-current fair market value of the stock received upon such event. In the case of a performance share or performance unit granted to an employee, the Company or the Bank will have a withholding obligation.

    OTHER AWARDS. The LTIP grants the Compensation Committee considerable flexibility to design incentive-based compensation programs for employees and directors. The tax consequences of such programs cannot be determined at this time because the characteristics of such awards will depend upon future decisions by the Compensation Committee.

    RESTRICTION ON DEDUCTIONS. Not every amount paid as compensation for services is currently deductible. For example, depending upon the services rendered, some compensation payments must be capitalized or added to inventory costs. Two other restrictions potentially applicable to deductions for executive compensation payments are the restriction on deduction of so-called "excess parachute payments" and the deduction limit of $1,000,000 per year for certain executive compensation. Whether any such restrictions will apply to specific payments of compensation by the Company cannot be predicted at this time.

    The LTIP provides a limitation on benefits when compensation under the LTIP (alone or in conjunction with other payments) would result in deduction disallowance or the imposition of the golden parachute excise tax. The Compensation Committee has the discretion to reduce or eliminate payments under the LTIP if it determines that such reduction or elimination is necessary to avoid deduction disallowance or imposition of the excise tax.

    The LTIP  has been  designed  with the  intent  of giving  the  Compensation
Committee flexibility to structure awards that either do or do not qualify as "performance-based compensation" under Section 162(m). The Compensation Committee will exercise this discretion by taking into account the overall tax and business objectives of the Company.

    One requirement for qualification as "performance-based compensation" is that the arrangement must be disclosed to the shareholders and approved by them. At the annual meeting, the shareholders of the Company will be asked to vote to approve the LTIP and the material terms under which awards of stock options and stock appreciation rights will be made under the LTIP.

    The material terms of the stock options and stock appreciation rights are as follows:

        (a) Eligible individual recipients are directors of the Company or its subsidiaries, as well as managerial and other key employees of the Company or its subsidiaries.

        (b) The business criterion on which performance goals are based is increases in value of the Company's stock because all options will have an exercise price equal to the stock's fair market value on the date of grant and all stock appreciation rights will require increases in the value of the Company's stock (based upon its value at the date of grant of the stock appreciation right) in order for there to be payment under the right.

        (c) The formula for determining compensation equals the shares covered by the option or SAR (up to the maximum number of shares for which a recipient may receive an option grant or stock appreciation right grant per calendar year in this case, 300,000 shares) times the price per share on the date of option exercise or payout under an appreciation right, minus the fair market value of a share on the date of the award.

STOCK OPTION GRANTS

    Stock options were granted during the fiscal year ended December 31, 1993 to the Named Executives, as follows:

                             OPTION GRANTS IN 1993

                                                                                           POTENTIAL
                                                                                           REALIZABLE
                                                                                        VALUE AT ASSUMED
                                                                                        ANNUAL RATES OF
                                                                                          STOCK PRICE
                                                                                          APPRECIATION
                                           % OF TOTAL OPTIONS                          FOR OPTION TERM(1)
                               OPTIONS     GRANTED TO EMPLOYEE   EXERCISE  EXPIRATION  ------------------
            NAME              GRANTED(2)     IN FISCAL YEAR       PRICE       DATE        5%       10%
- - ----------------------------  ----------   -------------------   --------  ----------  --------  --------
Paul M. Harris                  --                 --            $  --         --      $  --     $  --
Howard C. Fletcher III         40,000(3)         24.2%             4.875    5-03-2003   122,634   310,780
Jon D. Van Deuren               7,500(4)          4.5              6.00     4-16-2003    28,300    71,718
Kenneth J. Meister              8,750(5)          5.3              2.875     10-26-03    15,820    40,093
Howard A. Shields              30,000(6)         18.1              2.875     11-23-03    54,242   137,460
Arthur W. Tate                  --                 --               --         --         --        --
Ronald W. Holloway              --                 --               --         --         --        --

- - ------------------------
 (1) The Potential Realizable Value is the product of (a) the difference between (i) the product of the closing market price per share at the grant date and the sum of (A) 1 plus (B) the assumed rate of appreciation of the Common Stock compounded annually over the term of the option and (ii) the per share exercise price of the option and (b) the number of shares of Common Stock underlying the option at December 31, 1993. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on a variety of factors, including market conditions and the price performance of the Common Stock. There can be no assurances that the rate of appreciation presented in this table will be achieved.
 (2) The option was granted under the Company's 1984 Stock Incentive Plan and has a per share exercise price that is equal to Fair Market Value of the Common Stock on the date of the grant.
 (3)  The  option vests in 20%  increments on May 3,  1994, 1995, 1996, 1997 and
      1998.
 (4) The option vests in 20% increments on April 16, 1994, 1995, 1996, 1997 and 1998.
 (5) The option vests in 20% increments on October 26, 1994, 1995, 1996, 1997 and 1998.
 (6) The option vests in 20% increments on November 23, 1994, 1995, 1996, 1997 and 1998.

STOCK OPTION EXERCISES AND HOLDINGS

    The following table provides information with respect to the Named Executives concerning the exercise of options during the fiscal year ended December 31, 1993 and unexercised options held by the Named Executives as of December 31, 1993.

                AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1993
                            AND FY-END OPTION VALUES

                                                                                            VALUE OF UNEXERCISED
                                                               NUMBER OF UNEXERCISED            IN-THE-MONEY
                                       SHARES                   OPTIONS AT 12/31/93         OPTIONS AT 12/31/93
                                     ACQUIRED ON    VALUE    --------------------------  --------------------------
               NAME                   EXERCISE    REALIZED   EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
- - -----------------------------------  -----------  ---------  -----------  -------------  -----------  -------------
Paul M. Harris                           --       $  --          187,966       --        $   --        $   --
Howard C. Fletcher III                   --          --          --            40,000        --            --
Jon D. Van Deuren                        --          --            1,600        9,900        --            --
Kenneth J. Meister                       --          --            3,750       11,250        --            --
Howard A. Shields                        --          --          --            30,000        --            --
Arthur W. Tate                           --          --          --            --            --            --
Ronald W. Holloway                       --          --          --            --            --            --

BOARD OF DIRECTORS' REPORT ON EXECUTIVE COMPENSATION

    THE REPORT OF THE BOARD OF DIRECTORS SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THE INFORMATION CONTAINED IN THE REPORT BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

    Although the Compensation Committee was formed in the first quarter of 1993, decisions on the compensation of the Company's executives have generally been made by the entire Board of Directors, based upon input provided by the Executive Committee whose members currently include Marilyn M. Cohen, Paul M. Harris, Howard C. Fletcher III, James F. Lewin and Saul Socoloske. It is the Company's intention that future decisions regarding executive compensation, including those related to the LTIP, will be made by the Compensation Committee subject to ratification by the full Board of Directors.

    The Company maintains the philosophy that executive compensation levels should be competitive and consistent with that provided to others within the financial services industry to assist the Company in attracting and retaining qualified executives critical to the Company's long-term success.

    The Company's general approach to compensating executive officers is to pay cash salaries which are competitive with salaries paid to executives of other companies in the Company's industry based upon the individual's experience and past and potential contribution to the Company. In determining compensation levels, the Company obtains information regarding executive salary levels for comparable companies through various sources, including compensation surveys conducted by banking industry associations. In addition, the Board of Directors commissioned a compensation review by an independent consulting firm in fourth quarter 1992 in order to evaluate employment agreements in effect as of the fourth quarter of 1992 and the level of compensation paid to executive officers and directors during calendar years 1991 and 1992. As Chief Executive Officer of the Company, Mr. Harris' base salary for 1992 was based on his rights under his three year Employment Agreement with the Company dated October 20, 1989 (the "Old Employment Agreement"). In light of the previous decisions of the Board of Directors, the Old Employment Agreement established Mr. Harris' minimum base salary at $338,560 for 1992. During 1992, the Company entered into a new three year Employment Agreement with Mr. Harris that commenced October 20, 1992 (the "Employment Agreement"). This Employment Agreement provides for an annual salary of $338,560, which Mr. Harris has agreed to reduce to $175,000 until such time as the Company's profitability and overall condition returns to levels deemed acceptable by the Board of Directors. However, in the event the Company's profitability and overall financial condition return to acceptable levels, as determined by the Board of Directors, pursuant to the Employment Agreement, Mr. Harris' annual salary shall be increased at a rate of 12 1/2% and thereafter at the rate of 12 1/2% per annum on each anniversary date of the agreement. The level of Mr. Harris' salary and the fixed but discretionary increases reflect the Board's decision to provide compensation that it believes to be not only competitive with that offered by comparable institutions but also tied to the financial performance of the Company.

    Since 1990, none of the Company's executive officers, including Mr. Harris, received a bonus in addition to salary due to the Company's profitability. Should the Board of Directors pay bonus compensation to its executive officers, Mr. Harris would be eligible to participate in such compensation at the sole discretion of the Board of Directors.

    The executive officers are permitted to participate in the Company's other employee benefits and plans, including the Company's Employee Stock Ownership Plan ("ESOP") and the Company's 401(k) Savings Plan; however, Named Executives are not eligible under the ESOP for matching contributions by the Company.

    In addition, the Company believes that stock ownership by key employees, including the Named Executives, provides valuable incentives for such persons who will benefit as the stock price increases and that stock-based performance compensation arrangements are beneficial in aligning employees' and stockholders' interests. To facilitate these objectives, the Company has granted stock options to key employees through its stock option plans. The Company had in the past granted unit awards under the Company's 1987 Stock Appreciation Rights Plan that the Company believed built further ties between the employees long-term interests and those of the Company. All outstanding units under the SAR Plan expired in 1992.

    As a general matter, the Company endorses the philosophy that executive compensation should reflect Company performance. Except for the Company's stock option plans, the Company's executive compensation programs are not directly or indirectly tied to the Company's performance. During 1994, the Board of Directors may consider alternative compensation arrangements for senior executives, whereby compensation would be linked to the maximization of shareholder value.

Dated: April 28, 1994.

                                          THE BOARD OF DIRECTORS
                                          VINCENT A. BELL
                                          MARILYN M. COHEN
                                          HOWARD C. FLETCHER III
                                          ROBERT D. FRANDZEL
                                          PAUL M. HARRIS
                                          JAMES F. LEWIN
                                          SAUL SOCOLOSKE
                                          JON D. VAN DEUREN
                                          MICHAEL J. WELCH

EXECUTIVE COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Although the Compensation Committee met seven times in 1993, during 1993, the Executive Committee and the full Board of Directors performed all compensation functions. The Executive Committee is currently chaired by Ms. Cohen with Messrs. Harris, Fletcher, Lewin and Socoloske serving as members. With the exceptions of Mr. Harris, Chief Executive Officer of the Company, Mr. Fletcher, President of the Company and President and Chief Executive Officer of the Bank and Mr. Vincent A. Bell who served as Executive Vice President of the Company and the Bank in 1993, none of the persons who served as members of the Executive Committee or the Board of Directors during the 1993 fiscal year has ever been an officer or employee of the Company or its subsidiary. Deborah Manning, an officer of the Company, participated in meetings of the Compensation Committee, but did not participate in deliberations regarding executive officer compensation.

PERFORMANCE GRAPH

    The following graph compares, for the period from December 31, 1988 through December 31, 1993, the yearly percentage change in the cumulative total shareholder return on the Common Stock with (i) the cumulative total return of the AMEX market index and (ii) the cumulative total return of an index comprised of banks and bank holding companies headquartered in Southern California and selected by Montgomery Securities. The graph assumes an initial investment of $100 and reinvestment of dividends. The graph is not necessarily indicative of future price performance.

    THE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
         AMONG GUARDIAN BANCORP, AMEX MARKET INDEX AND PEER GROUP INDEX

                                   [GRAPHIC]

                                                                                  DECEMBER 31,
                                                        ----------------------------------------------------------------
                                                          1988       1989       1990       1991       1992       1993
                                                        ---------  ---------  ---------  ---------  ---------  ---------
Guardian Bancorp......................................        100     130.01     107.96      87.51      54.55      20.46
AMEX Market Index.....................................        100     123.53     100.69     129.10     130.46     155.93
Peer Group Index*.....................................        100     134.71     106.73      99.79      91.84     100.61

- - ------------------------
* Source: Montgomery Securities "WESTERN BANK MONITOR", Southern California proxy

TRANSACTIONS WITH MANAGEMENT

    Certain executive officers and directors of the Company and the entities with which they are associated are customers of the Bank and have had banking transactions with the Bank in the ordinary course of its business during 1993. At December 31, 1993, the outstanding balance of all loans to all persons who served as directors and executive officers of the Company at any time during 1993 and the entities with which they are associated was approximately $6,175,000, or 29%, of the Company's shareholders' equity at that date. Although the Bank may have banking transactions with such persons in the future, the Board of Directors of the Bank adopted a policy during the first quarter of 1992 to limit such transactions to the fulfillment of existing commitments and the renewal or extension of outstanding credits. Except as described in the subsequent paragraphs, all extensions of credit included in such transactions were made in compliance with applicable laws and on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness and, in the opinion of the Board of Directors of the Bank, did not involve more than a normal risk of collectability or default or present any other unfavorable features.

    Management has identified certain loans to three former directors or entities with which they are associated that are nonaccrual, past due or potential problem loans. Such loans were outstanding during 1993 and, in management's opinion, involve more than a normal risk of default or present other unfavorable features, principally as a result of deteriorating economic conditions in Southern California.

    In July 1987, the Bank originated a $275,000 loan to Mr. Donald J. Bohana, a former director of the Company and the Bank, to pay off and consolidate previously existing obligations at an unaffiliated financial institution. The loan is secured by a first trust deed on residential real estate, various junior deeds of trust on real estate and certain personal property and matured in November 1993. The highest principal amount outstanding on the loan during 1993 was $240,000, and it had a principal balance of $233,200 at March 31, 1994, which represents approximately 28% of the current market value of the real estate collateral. In October 1988, the Bank originated a $115,000 loan to Mr. Bohana to pay off a previously existing obligation at an unaffiliated financial institution. This loan is secured by a first deed of trust on a developed residential lot and pledged cash and matured in November 1993. The highest principal amount outstanding on this loan during 1993 was $46,000, and the principal balance at March 31, 1994 was $44,800, which represents approximately 32% of the current market value of the real estate collateral. These loans have a stated interest rate based on the Bank's prime plus 2%, were extended or renewed several times since origination and both loans are on nonaccrual at March 31, 1994.

    In October 1991, the Bank originated a $395,000 loan to an entity affiliated with John Gullesserian. Mr. Gullesserian resigned as a director of the Company and the Bank during the second quarter of 1993. That loan has a stated interest rate at the Bank's prime plus 1.5% and has a maturity date of October 15, 1995. The purpose of the loan was to finance tenant improvements and to provide working capital for the entity's general business needs. The credit is collateralized by a security interest in all of the entity's business assets, a junior lien on certain real estate and further is guaranteed personally by Mr. Gullesserian and other principals affiliated with that entity. The highest principal amount outstanding during 1993 was $369,524, and the principal balance outstanding at March 31, 1994 was $332,494. At March 31, 1994, the loan was on nonaccrual.

    In August 1991, the Bank originated a $295,000 loan to an entity affiliated with Mr. Gullesserian, and on March 19, 1992 the Bank advanced an additional $200,000, for a total of $495,000, for the purpose of financing tenant improvements and providing that entity working capital for its general business needs. The loan is collateralized by a security interest in all of the entity's business assets, a junior lien on certain real estate, has a stated interest rate at the Bank's prime rate plus 1.5%, matured February 5, 1994 and is guaranteed personally by Mr. Gullesserian and other principals affiliated with the entity. The highest principal amount outstanding in 1993 was $441,000, the principal balance outstanding at March 31, 1994 was $406,425 and such amount outstanding was on nonaccrual.

    On May 22, 1992, the Bank originated a $250,000 unsecured loan to Mr. Gullesserian and other individuals to fund that group's business cash flow needs. The loan has been renewed once, has a stated interest rate at the Bank's prime rate plus 1.5% and matures on August 15, 1995. The highest principal amount outstanding during 1993 and the principal balance outstanding at March 31, 1994 were $234,000 and $202,000, respectively. At March 31, 1994, this loan was on nonaccrual.

    In August 1988, the Bank funded a $225,000 loan and in June 1990 advanced an additional $320,000, for a total of $545,000, to Mr. Gullesserian and other individuals for the purpose of purchasing a 16 acre residential parcel of raw land. The loan has been renewed twice, has a stated interest rate at the Bank's prime rate plus 1% and matures on March 5, 1995. The highest principal amount outstanding during 1993 was $401,973, and the principal balance at March 31, 1994 was $259,723.

Based upon a recent appraisal on the property, the Bank's overall advance on this loan is approximately 65% of the current market value of the real estate collateral. This loan was on nonaccrual at March 31, 1994.

    In October 1983, the Bank began providing a line of credit, the most recent in the amount of $800,000, to any entity affiliated with Mr. Gullesserian. The purpose of the credit line was to finance the purchase of automobiles that are subsequently leased by the entity. In turn, the leases are assigned to the Bank as collateral for the Bank's loan. Amounts outstanding under the line have a stated interest rate at the Bank's prime rate plus 1%. The line matured in March 1993 and was not renewed. The highest amount outstanding during 1993 was approximately $619,405. Amounts outstanding at March 31, 1994 aggregated $388,985 and were on nonaccrual.

    In April 1991, the Bank originated a $300,000 loan to an entity affiliated with Mr. Gullesserian to assist in the purchase of a commercial building used to house the entity's business operations. The loan is collateralized by a first trust deed on the property, has a stated interest rate at the Bank's prime rate plus 1.5% and matures on April 5, 1996. The highest principal amount outstanding during 1993 was $297,340, and the principal balance outstanding at March 31, 1994 was $291,534, which represents approximately 78% of the appraised value of the collateral. At March 31, 1994, this loan was on nonaccrual.

    In March 1987, the Bank originated a $200,000 loan to an entity affiliated with Mr. Gullesserian to provide funds for long-term, limited partnership real estate investments. The loan is collateralized by a junior trust deed on a single family residence, has a stated interest rate at the Bank's prime plus 1.75% and matures on April 15, 1994. The highest principal amount outstanding during 1993 was $138,660, and the principal balance outstanding at March 3, 1994 was $134,317, which when combined with existing senior liens, represents approximately 46% of the estimated market value of the underlying real estate collateral. At March 31, 1994, this loan was on nonaccrual.

    In March 1993, the Bank extended an $87,000 unsecured loan to Mr. Gullesserian to consolidate two previously existing loans which, in turn, had been made to assist in the purchase of real estate investments. The loan has a stated interest rate at the Bank's prime rate plus 1% and matures on March 5, 1995. The highest principal amount outstanding during 1993 was $87,000, the principal balance outstanding on March 31, 1994 was $74,000 and the principal balance was subsequently reduced to $53,300. At March 31, 1994, this loan was on nonaccrual.

    In June 1989, the Bank originated a loan in the amount of $185,000 to Mr. Gullesserian to assist in the purchase of a multifamily residential project. The loan is collateralized by a first trust deed on a 16 unit apartment building, has a stated interest rate at the Bank's prime rate plus 1% and matures on June 5, 1995. The highest principal amount outstanding during 1993 was $180,530 and the principal balance outstanding at March 31, 1994 was $178,000, which approximates 66% of the estimated market value of the underlying real estate collateral. At March 31, 1994, this loan was on nonaccrual.

    In February 1990, the Bank originated a loan in the amount of $206,500 to Mr. Gullesserian to assist in the purchase of a secondary residence. This loan was collateralized by a first trust deed on the property, bore interest at a fixed rate of 9% and was paid off in full on April 1, 1994. The highest principal amount outstanding during 1993 was $202,961, the principal balance outstanding at March 31, 1994 was $193,147 and the loan was subsequently paid off in full.

    In June 1988, the Bank originated a $500,000 unsecured loan to John Sullivan, who resigned as a director of the Company and the Bank during the first quarter of 1994, to assist in the purchase of real estate for eventual development and syndication. The loan has been renewed several times, has a stated interest rate at the Bank's prime rate plus 1% and matured on July 5, 1993. The highest principal amount outstanding during 1993 was $440,000, and the principal balance outstanding at March 31, 1994 was $420,000. At March 31, 1994, this loan was on nonaccrual.

    In May 1989, the Bank originated a $2,200,000 loan to Mr. Sullivan to fund the purchase of a 5.9 acre parcel of industrial zoned land. The loan has been renewed several times, has a stated interest rate at the Bank's prime rate plus 1% and matured on July 5, 1993. The highest principal amount outstanding during 1993 was $2,185,000, and the principal balance outstanding at March 31, 1994 was $2,183,681. At March 31, 1994, this loan was on nonaccrual. This loan is secured by a first trust deed on the aforementioned real estate and an assignment of a general partner's beneficial interest in an unrelated entity whose principal asset is real estate. Based upon currently available appraisal information on both parcels, the Bank's loan represents approximately 74% of such value. Mr. Sullivan is actively pursuing a change in the zoning applicable to the primary collateral from industrial to retail, which should enhance its salability.

    During 1993, Frandzel & Share, a Law Corporation, of which Mr. Frandzel, a director of the Company and the Bank, is Chairman of the Board, provided various legal services to the Company and the Bank. Management is of the opinion that the fees paid to Mr. Frandzel's law firm in 1993 were comparable to those fees that would have been paid for comparable legal services from a law firm not affiliated with the Company.

                               REGULATORY MATTERS

    In October 1992, each of the Company and the Bank entered into a written agreement with the Federal Reserve Bank. Among other things, the agreements require the Company and the Bank to: a) maintain an allowance for loan losses that is equal to or greater than 1.7% of the Bank's outstanding loans; b) develop formalized strategic, operating and capital plans, including a plan to maintain adequate capital; c) develop a plan and take steps to monitor and decrease its level of nonperforming or otherwise classified assets; d) establish policies designed to monitor the type, growth and amounts of credit concentration; e) refrain from incurring any debt at the Company level without prior FRB approval, other than in the ordinary course of business; f) develop or update, as necessary, various operating policies and procedures; and g) refrain from declaring or paying any cash dividends without prior Federal Reserve Bank approval.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities Exchange Commission and the American Stock Exchange. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on review of the copies of such forms furnished to the Company, or written representation that no Form 5 was required, the Company believes that during the year ended December 31, 1993 all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with by such reporting persons.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors has appointed KPMG Peat Marwick as the Company's independent public accountants for the year ended December 31, 1994. KPMG Peat Marwick served as the Company's independent certified public accountants for the year ended December 31, 1993. A representative of KPMG Peat Marwick is expected to be present at the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions.

                                 ANNUAL REPORT

    Guardian Bancorp's annual report for the year ended December 31, 1993 accompanies this proxy statement. The annual report contains consolidated financial statements of the Company and its subsidiary and the report thereon of KPMG Peat Marwick, the Company's independent public accountants.

    UPON WRITTEN REQUEST OF ANY PERSON ENTITLED TO VOTE AT THE MEETING, ADDRESSED TO HARRIET A. YANAGISAKO, ASSISTANT SECRETARY OF THE COMPANY, AT 800 SOUTH FIGUEROA STREET, LOS ANGELES, CALIFORNIA 90017, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR 1993, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934.

                SHAREHOLDERS' PROPOSALS FOR 1995 ANNUAL MEETING

    Any shareholder who intends to present a proposal for action at the Company's 1995 Annual Meeting of Shareholders and to have the Company include such proposal in its proxy soliciting materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must deliver a copy of the proposal to the Company not later than December 30, 1994 in a form that complies with applicable rules.

                                 OTHER MATTERS

    Management knows of no other matters to be voted upon at the Annual Meeting. If any other matter properly comes before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote in their discretion upon such matters in accordance with their judgment.

    You are urged to sign, date and return the enclosed proxy in the envelope provided. No postage is required if the envelope is mailed from within the United States. If you subsequently decide to attend the Annual Meeting and wish to vote your shares in person, you may do so. Your cooperation in giving this matter your prompt attention is appreciated.

                                          By Order of the Board of Directors,

                                            /s/ Vincent A. Bell

                                          Vincent A. Bell
                                          SECRETARY
Los Angeles, California
April 28, 1994

                                                                      APPENDIX A

                                GUARDIAN BANCORP
                         1994 LONG TERM INCENTIVE PLAN

    Guardian Bancorp, a California corporation (the "Company"), by action of both its Compensation Committee and its Board as a whole, hereby adopts the Guardian Bancorp 1994 Long Term Incentive Plan (the "Plan") with the following provisions:

    1. PURPOSE. The purpose of the Plan is to promote and advance the interests of the Company and its shareholders by enabling the Company and its Subsidiaries to attract, retain and reward managerial and other key employees and directors (including non-employee directors), and to strengthen the mutuality of interests between such employees and directors and the Company's shareholders. The Plan is designed to meet this intent by offering performance-based stock and cash incentives and other equity-based incentive awards, thereby providing a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

    2. DEFINITIONS. For purposes of this Plan, the following terms shall have the meanings set forth below:

        (a) "Award" or "Awards" means an award or grant made to a Participant under Sections 6 through 10, inclusive, of the Plan.

        (b) "Board" means the Board of Directors of the Company.

        (c) "Code" means the Internal Revenue Code of 1986, as in effect from time to time or any successor thereto, together with rules, regulations and authoritative interpretations promulgated thereunder.

        (d) "Committee" means the Compensation Committee of the Board that is provided for in Section 3 of the Plan.

        (e) "Common Stock" means the Common Stock, without par value, of the Company or any security of the Company issued in substitution, exchange or lieu thereof.

        (f) "Company" means Guardian Bancorp, a California corporation, or Subsidiary or successor corporation.

        (g) "Date of Grant" means the date the Committee (or the Board, as the case may be) takes formal action designating that a Participant shall receive an Award, notwithstanding the date the Participant accepts the Award, the date the Company and the Participant enter into a written agreement with respect to the Award, or any other date.

        (h) "Disability" means permanent and total disability as determined by the Committee in accordance with the standards under Section 22(e)(3) of the Code.

        (i) "Effective Date" means the date the Plan is approved by the holders of a majority of the shares of Common Stock represented and voting and entitled to vote at a meeting of the shareholders of the Company or by written consent of a majority of the outstanding shares of Common Stock, provided such approval of the shareholders of the Company occurs within twelve (12) months before or after the Committee and the Board both adopt the Plan. Awards may be granted prior to the Effective Date, but payment under such Awards is contingent upon shareholder approval as provided above in this definition. In the event the Company does not obtain shareholder approval of the Plan, any Awards granted pursuant to the Plan shall be rescinded automatically.

         (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute.

        (k) "Fair Market Value" means on any given date, the closing price for the Common Stock on such date, or, if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded, determined in accordance with the following rules.

           (i) If the Common Stock is admitted to trading or listing on a national securities exchange registered under the Exchange Act, the closing price for any day shall be the last reported sale price regular way, or in the case no such reported sale takes place on such date, the average of the last reported bid and ask prices regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or

           (ii) If not listed or admitted to trading on any national securities exchange, the last sale price of the Common Stock on the National Association of Securities Dealers Automated Quotation National Market System ("NMS") or, in case no such reported sale takes place, the average of the closing bid and ask prices on such date, or

          (iii) If not quoted on the NMS, the average of the closing bid and ask prices of the Common Stock on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system, or

          (iv) If the Common Stock is not listed on NASDAQ or any comparable system, the closing bid and ask prices as furnished by any member of the National Association of Securities Dealers, Inc., selected from time to time by the Company for that purpose.

        (l) "Incentive Stock Option" means any Stock Option granted pursuant to the provisions of Section 6 of the Plan that is intended to be and is specifically designated as an "incentive stock option" within the meaning of
    Section 422 of the Code.

       (m) "Non-Qualified Stock Option" means any Stock Option granted pursuant to the provisions of Section 6 of the Plan that is not an Incentive Stock Option.

        (n) "Participant" means a key employee or director of the Company or a Subsidiary who is granted an Award under the Plan. All salaried employees of the Company or a Subsidiary are included in the class of key employees.

        (o)  "Performance  Award"  means  an  Award  granted  pursuant  to   the
    provisions of Section 9 of the Plan, the vesting of which is contingent on the attainment of specified performance criteria.

        (p) "Performance Share Grant" means an Award of units representing shares of Common Stock granted pursuant to the provisions of Section 9 of the Plan.

        (q) "Performance Unit Grant" means an Award of monetary units granted pursuant to the provisions of Section 9 of the Plan.

        (r) "Plan" means this Guardian Bancorp 1994 Long Term Incentive Plan, as set forth herein and as it may be hereafter amendedand from time to time in effect.

        (s) "Restricted Award" means an Award granted pursuant to the provisions of Section 8 of the Plan.

        (t) "Restricted Stock Grant" means an Award of shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan.

        (u) "Restricted Unit Grant" means an Award of units representing shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan.

        (v) "Retirement" means retirement from active employment with the Company and its Subsidiaries on or after the normal retirement date specified in the Company's retirement plan or such earlier retirement date as approved by the Committee for purposes of this Plan.

        (w) "Stock Appreciation Right" means an Award to benefit from the appreciation of Common Stock granted pursuant to the provisions of Section 7 of the Plan.

        (x) "Stock Option" means an Award to purchase shares of Common Stock granted pursuant to the provisions of Section 6 of the Plan.

        (y) "Subsidiary" means any corporation or entity which is a subsidiary of the Company within the meaning of Section 424(f) of the Code (or successor sections).

        (z) "Ten Percent Shareholder" means a person who owns (after taking into account the constructive ownership rules of Section 424(d) of the Code or successor sections) more than ten percent (10%) of the stock of the Company.

    3.  ADMINISTRATION.

        (a) The Plan is being established and shall be administered by the Compensation Committee to be appointed from time to time by the Board. The Committee shall be comprised solely of not less than two persons who are "outside directors" within the meaning of Section 162(m)(4)(C) of the Code and not less than the minimum number (if any) of members of the Board required by Rule 16b-3 of the Exchange Act (or any successor rule). Members of the Committee shall serve at the pleasure of the Board and the Board may from time to time remove members from, or add members to, the Committee. No person who is not an "outside director" within the meaning of Section 162(m)(4)(C) of the Code may serve on the Committee. Appointment to the Committee of any person who is not an "outside director" shall automatically be null and void, and any person on the Committee who ceases to be an "outside director" for purposes of Section 162(m)(4) (C) of the Code shall automatically and without further action cease to be a member of the Committee.

        (b) A majority of the members of the Committee shall constitute a quorum for the transaction of business. Action approved in writing by a majority of the members of the Committee then serving shall be as effective as if the action had been taken by unanimous vote at a meeting duly called and held. Two Committee members have signed the original Plan document below signifying that the Committee, as well as the Board as a whole, has adopted and established this Plan.

        (c) The Committee is authorized to construe and interpret the Plan, to promulgate, amend, and rescind rules and procedures relating to the implementation of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be binding upon all Participants and any person claiming under or through any Participant. Although the Committee is anticipated to make certain Awards that constitute "performance-based compensation" within the meaning of
    Section 162(m)(4)(C) of the Code, the Committee is also expressly authorized to make Awards that do not constitute "performance-based compensation" within the meaning of that provision. By way of example, and not by way of limitation, the Committee, in its sole and absolute discretion, may issue an Award that is not based on a performance goal, as set forth in (g) below, but is based solely on continued service to the Company.

        (d) The Committee may employ or retain persons other than members of the Committee to assist the Committee to carry out its responsibilities under such conditions and limitations as it may prescribe, except that the
    Committee may not delegate its authority with regard to selection for participation of and the granting of Awards to persons subject to Section 16 of the Exchange Act or with regard to any of the duties of the Committee under Section 162(m) of the Code necessary for awards under this Plan to qualify as "performance-based compensation" for purposes of Section 162(m)(4) (C) of the Code.

        (e) The Committee is expressly authorized to make such modifications to the Plan as are necessary to effectuate the intent of the Plan as a result of any changes in the income tax, accounting, or securities laws treatment of Participants and the Plan.

        (f) The Company shall effect the granting of Awards under the Plan in accordance with the determinations made by the Committee, by execution of instruments in writing in such form as approved by the Committee.

        (g) The Committee, in the case of each Award, shall establish in writing at the time of making the Award the business criterion or criteria (if any) that must be satisfied for payment pursuant to the Award and the amount payable upon satisfaction of those standards. Those standards are also referred to herein as performance goals. Such criterion or criteria (if any) shall be established prior to the Participant rendering the services to which they relate and while the outcome is substantially uncertain. In carrying out these duties, the Committee shall use objective written standards for establishing both the performance goal and the amount of compensation such that a third party with knowledge of the relevant facts would be able to determine whether and to what extent the goal has been satisfied and the amount of compensation payable. The Committee shall provide a copy of the document setting forth such standards to the affected Participant and shall retain such written material in its permanent books and records.

        (h) The Committee may not increase an Award once granted, although it may grant additional Awards to the same Participant. The Committee may reduce an award once granted if the Committee determines, in its sole and absolute discretion, that a Participant who has received such Award has not contributed to the success of the Company as contemplated by the Award even though the stated performance goals were otherwise achieved.

        (i) The Committee shall keep the Board informed as to its actions and make available to the Board its books and records. Although the Compensation Committee has the authority to establish and administer the Plan, the Board reserves the right at any time to abolish the Committee and administer the Plan itself.

         (j) In the case of remuneration that is intended to qualify as performance-based compensation for purposes of Code Section 162(m)(4) (C), the Committee and the Board shall disclose to the shareholders of the Company the material terms under which such remuneration is to be paid under the Plan, and shall seek approval of the shareholders by a majority vote in a separate shareholder vote before payment of such remuneration. For these purposes, the material terms include the individuals (or class of individuals) eligible to receive such compensation, a description of the business criterion or criteria on which the performance goal is based, either the maximum amount of the compensation to be paid thereunder or the formula used to calculate the amount of compensation if the performance goal is attained, and such other terms as required under Code Section 162(m)(4)(C) and the Treasury Regulations thereunder determined from time to time. The foregoing actions shall be undertaken in conformity with the rules of Code Section 162(m)(4)(C)(ii) and Treasury Regulations promulgated there under. Such remuneration shall not be payable under this Plan in the absence of such an approving shareholder vote. In the case of remuneration that is not intended to qualify as performance-based compensation under Code Section 162(m)(4) (C), the Committee and the Board shall make such disclosures to and seek such approval from the shareholders of the Company as they reasonably determine are required by law.

        (k) To the extent required under Code Section 162(m)(4) (C), before any payment of remuneration under this Plan, the Committee must certify in writing that the performance goals and any other material terms of the Award were in fact satisfied. Such certification shall be kept with the permanent books and records of the Committee, and the Committee shall provide the affected Participant with a copy of such certification.

        (l) The Committee shall use its good faith best efforts to comply with the requirements of Section 162(m)(4)(C) of the Code for Awards that are intended to qualify under that section as "performance-based compensation," but shall have no liability to the Company or any recipient in the event one or more Awards do not so qualify.

    4.  DURATION OF AND COMMON STOCK SUBJECT TO THE PLAN.

        (a) TERM. The Plan shall terminate automatically on the tenth (10th) anniversary date of the date of adoption of the Plan by the Committee, the date of adoption of the Plan by the Board, or the tenth (10th) anniversary date of the date of shareholder approval of the Plan, whichever is earlier (subject to earlier termination by action of the Board), except with respect to Awards then outstanding.

        (b) SHARES OF COMMON STOCK SUBJECT TO THE PLAN. The maximum number of shares of Common Stock with respect to which Awards may be granted under the Plan shall be six hundred thousand (600,000). However, commencing on the date of the adoption of this Plan by the Committee and the Board, and continuing until the fifth (5th) anniversary date of the adoption of this Plan by the Committee and the Board, there shall be added to the fixed number of shares for which Awards may be granted each year an amount of shares equal to two percent (2%) of the total issued and outstanding shares of the Common Stock of the Company on the preceding January 1. By way of example, if the Committee and the Board approve the Plan during the calendar year 1994, until the 1995 anniversary date of such action by the Committee and the Board there shall be a number of shares of Common Stock available for Awards in an amount equal to six hundred thousand (600,000) shares plus two percent (2%) of the shares of Common Stock of the Company issued and outstanding on January 1, 1994. On the 1995 anniversary date, the amount of shares available shall be six hundred thousand (600,000) shares, plus 2% of the shares of Common Stock issued and outstanding on January 1, 1995. Similar additions to (or subtractions from) the number of shares available for Awards are to be computed on each such anniversary date to and including the 1999 anniversary date.

           (i) Notwithstanding the percentage increases in available shares provided for above, except as provided in Section 16, in no event shall more than five hundred thousand (500,000) shares of Common Stock be available for Awards of Incentive Stock Options under the Plan.

           (ii) All of the amounts stated in this Paragraph (b) are subject to adjustment as provided in Section 16 below.

          (iii) For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the foregoing limitations the number of shares of Common Stock subject to issuance upon exercise, payment, or settlement of Awards and the number of shares of Common Stock which equal the value of Restricted Unit Grants and Performance Share Grants and other Stock-Based Awards, determined as at the dates on which such Awards are granted. For purposes of administering the foregoing sentence, shares subject to Incentive Stock Options shall reduce the maximum number of shares available for Incentive Stock Options on a share for share basis, but shares subject to other types of Awards shall first reduce the maximum number of shares without affecting the Incentive Stock Option portion until the amount available for Awards other than Incentive Stock Options is reduced to zero, and only then shall reduce the amount reserved for Incentive Stock Options.

          (iv) Except in the case of Incentive Stock Options granted under the Plan (for which each share Award may be used only once), if any Awards are forfeited, terminated, expire unexercised, settled or paid in cash in lieu of stock or exchanged for other Awards, the shares of Common Stock which were theretofore subject to such Awards shall again be available for Awards under the Plan to the extent of such forfeiture or expiration of such Awards.

           (v) Except in the case of shares acquired through exercise of an Incentive Stock Option granted under the Plan, any shares of Common Stock which are used as full or partial payment to the Company by a Participant of the purchase price of shares of Common Stock upon exercise of a Stock Option shall again be available for Awards under the Plan, as shall any shares covered by Stock Appreciation Rights which are not issued as payment upon exercise.

        (c) SOURCE OF COMMON STOCK. Common Stock which may be issued under the plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company. No fractional shares of Common Stock shall be issued under the Plan.

    5. ELIGIBILITY. Persons eligible for Awards under the Plan shall consist of directors of the Company or its Subsidiaries, as well as managerial and other key employees of the Company or its Subsidiaries who hold positions of significant responsibilities or whose performance or potential contribution, in the judgement of the Committee, will benefit the future success of the Company.

    6. STOCK OPTIONS. Stock Options granted under the Plan may be in the form of Incentive Stock Options or Non-Qualified Stock Options (collectively referred to as "Stock Options"). Stock Options shall be subject to the terms and conditions set forth below. Each written Stock Option agreement shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable.

        (a) GRANT. Stock Options shall be granted under the Plan on such terms and conditions not inconsistent with the provisions of the Plan and pursuant to written agreements with the optionee in such form as the Committee may from time to time approve in its sole and absolute discretion. The terms of individual Stock Option agreements need not be identical. Each option agreement shall state specifically whether it is intended to be an Incentive Stock Option or a Non-Qualified Stock Option. Stock Options may be granted alone or in addition to other Awards under the Plan. Only common law employees may receive grants of Incentive Stock Options. No person may be granted (in any calendar year) options to purchase more than three hundred thousand (300,000 ) shares of Common Stock (subject to adjustment pursuant to Section 16). The foregoing sentence is an annual limitation on grants and not a cumulative limitation. Any Stock Options repriced during a year shall count against this annual limitation.

        (b) STOCK OPTION PRICE. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant. In no event shall the exercise price of a Stock Option be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant of such Stock Option. In the case of a Ten Percent Shareholder, the exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of its grant.

        (c) OPTION TERM. The term of each Stock Option shall be fixed by the Committee. However, the term of any Stock Option shall not exceed ten (10) years after the date such Stock Option is granted. Furthermore, the term of an Incentive Stock Option granted to a Ten Percent Shareholder shall not exceed five (5) years after the date of its grant.

        (d) EXERCISABILITY. A Stock Option shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the date of grant and set forth in the written Stock Option agreement. However, no Stock Option shall be exercisable during the first six (6) months after the date such Stock Option is granted. A written Stock Option agreement may, if permitted pursuant to its terms, become exercisable in full upon the occurrence of events selected by the Committee that are beyond the control of the Participant (including, but not limited to, a Change in Control of the Company asset forth in Section 17 below). In the case of a person who is both a common law employee and a director of the Company or its subsidiaries on the date of grant of an Incentive Stock Option to such person, if such person continues service as a director but ceases service as a common law employee, such Stock Option shall remain exercisable according to its terms, but as a Non-Qualified Stock Option.

        (e) METHOD OF EXERCISE. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price (i) in cash or (ii) if acceptable to the Committee, in shares of Common Stock already owned by the Participant. The Committee may also permit Participants, either on a selective or aggregate basis, to simultaneously exercise Options and sell the shares of Common Stock thereby acquired, pursuant to a brokerage or similar arrangement, approved in advance by the Committee, and use the proceeds from such sale as payment of part or all of the purchase price of such shares.

        (f) SPECIAL RULE FOR INCENTIVE STOCK OPTIONS. With respect to Incentive Stock Options granted under the Plan, the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the number of shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan and all other incentive stock option plans of this Company or its Subsidiaries) shall not exceed one hundred thousand dollars ($100,000) or such other limit as may be required by the Code.

    7. STOCK APPRECIATION RIGHTS. The grant of Stock Appreciation Rights under the Plan shall be subject to the following terms and conditions. Furthermore, the Stock Appreciation Rights shall contain such additional terms and conditions, not inconsistent with the express terms of the Plan, as the Committee shall deem desirable. The terms of each Stock Appreciation Right granted shall be set forth in a written agreement between the Company and the Participant receiving such grant. The terms of such agreements need not be identical.

        (a) STOCK APPRECIATION RIGHTS. A Stock Appreciation Right is an Award determined by the Committee entitling a Participant to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock on a fixed date, which shall be the date concluding a measuring period set by the Committee upon granting the Stock Appreciation Right, over the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, multiplied by the number of shares of Common Stock subject to the Stock Appreciation Right. No Stock Appreciation Rights granted in any year may be measured by an amount of shares of Common Stock in excess of three hundred thousand (300,000) shares, subject to adjustment under Section 16 below.

        (b) GRANT. A Stock Appreciation Right may be granted in addition to or completely independent of a Stock Option or any other Award under the Plan. Upon grant of a Stock Appreciation Right, the Committee shall select and inform the Participant regarding the number of shares of Common Stock subject to the Stock Appreciation Right and the date that constitutes the close of the measuring period.

        (c) MEASURING PERIOD. A Stock Appreciation Right shall accrue in value from the date of grant over a time period established by the Committee, except that in no event shall a Stock Appreciation Right be payable within the first six (6) months after the date of grant. In the written Stock Appreciation Right agreement, the Committee may also provide (but is not required to provide) that a Stock Appreciation Right shall be automatically payable on one or more specified dates prior to the normal end of the measuring period upon the occurrence of events selected by the Committee (including, but not limited to, a Change in Control of the Company as set forth in Section 17 below) that are beyond the control of the Participant. The Committee may provide (but is not required to provide) in the Stock Appreciation Right agreement that in the case of a cash payment such acceleration in payment shall also be subject to discounting of the payment to reasonably reflect the time value of money using any reasonable discount rate selected by the Committee in accordance with Treasury Regulations under Code Section 162(m).

        (d) FORM OF PAYMENT. Payment pursuant to a Stock Appreciation Right may be made (i) in cash, (ii) in shares of Common Stock, or (iii) any combination of the above, as the Committee shall determine in its sole and absolute discretion. The Committee may elect to make this determination either at the time the Stock Appreciation Right is granted, at the time of payment or at any time in between such dates. However, any Stock Appreciation Right paid upon or subsequent to the occurrence of a Change in Control (as defined in Section 17) shall be paid in cash.

        (e) CERTAIN LIMITATIONS. Payment pursuant to a Stock Appreciation Right may not exceed two hundred percent (200%) of the Fair Market Value of the Common Stock subject to the Stock Appreciation Right as of the date of the grant of such Stock Appreciation Right. In addition to the restriction in
    (a) above regarding numbers of shares, no single Participant under the Plan may receive, pursuant to one or more Stock Appreciation Rights granted under the Plan, compensation under such Stock Appreciation Rights measured by shares representing more than thirty percent (30%) of the shares of Common Stock subject to the Plan (as of the date of adoption of the Plan by the Board, and as adjusted pursuant to Section 16). The limitations in this Plan on benefits under Stock Appreciation Rights are integral parts of the Plan and are absolute; no Participant shall be entitled to receive alternative payments from the Company or its Subsidiaries in the event the Participant's benefits under such Stock Appreciation Rights are limited pursuant to this Plan.

    8. RESTRICTED AWARDS. Restricted Awards granted under the Plan may be in the form of either Restricted Stock Grants or Restricted Unit Grants. Restricted Awards shall be subject to the following terms and conditions. Furthermore, the Restricted Awards shall be pursuant to a written agreement executed both by the Company and the Participant, which agreement shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable in its sole and absolute discretion. The terms of such written agreements need not be identical.

        (a) RESTRICTED STOCK GRANTS. A Restricted Stock Grant is an Award of shares of Common Stock transferred to a Participant subject to such terms and conditions as the Committee deems appropriate, as set forth in Paragraph
    (d) below.

        (b) RESTRICTED UNIT GRANTS. A Restricted Unit Grant is an Award of units (with each unit having a value equivalent to one share of Common Stock) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit all or a portion of such units upon termination of employment for specified reasons within a specified period of time, and restrictions on the sale, assignment, transfer or other disposition of such units.

        (c) GRANTS OF AWARDS. Restricted Awards may be granted under the Plan in such form and on such terms and conditions as the Committee may from time to time approve. Restricted Awards may be granted alone or in addition to other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Restricted Awards to be granted to a Participant and the Committee may impose different terms and conditions (including performance goals) on any particular Restricted Award made to any Participant. Each Participant receiving a Restricted Stock Grant shall be issued a stock certificate in respect of such shares of Common Stock. Such certificate shall be registered in the name of such Participant, shall be accompanied by a stock power duly executed by such Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award. The certificate evidencing the shares shall be held in custody by the Company until the restrictions imposed thereon shall have lapsed or been removed.

        (d) RESTRICTION PERIOD. Restricted Awards shall provide that in order for a Participant to vest in such Awards, the Participant must continuously provide services to the Company or its Subsidiaries, subject to relief for specified reasons, for a period of not less than three (3) years commencing on the date of the Award and ending on such later date or dates, subject to the three (3) year minimum, as the Committee may designate at the time of the Award ("Restriction Period"). If the Committee so provides in the written agreement with the Participant, a Restricted Award may also be subject to satisfaction of such performance goals as are set forth in such agreement. During the Restriction Period, a Participant may not sell, assign, transfer, pledge, encumber, or otherwise dispose of shares of Common Stock received under a Restricted Stock Grant. The Committee, in its sole discretion, may provide for the lapse of restrictions during the Restriction Period upon the occurrence of events selected by the Committee that are beyond the control of the Participant (including, but not limited to, a Change in Control of the Company under Section 17). The Committee may provide (but is not required to provide) in the written agreement with the recipient that in the case of a cash payment such acceleration in payment shall also be subject to discounting of the payment to reasonably reflect the time value of money using any reasonable discount rate selected by the Committee in accordance with Treasury Regulations under Code Section 162(m). Upon expiration of the applicable Restriction Period (or lapse of restrictions during the Restriction Period where the restrictions lapse in installments or by action of the Committee), the Participant shall be entitled to receive his or her Restricted Award or portion thereof, as the case may be.

        (e) PAYMENT OF AWARDS. A Participant who receives a Restricted Stock Grant shall be paid solely by release of the restricted shares at the termination of the Restriction Period (whether in one payment, in installments or otherwise). A Participant shall be entitled to receive payment for a Restricted Unit Grant (or portion thereof) in an amount equal to the aggregate Fair Market Value of the shares of Common Stock covered by such Award upon the expiration of the applicable Restriction Period. Payment in settlement of a Restricted Unit Grant shall be made as soon as practicable following the conclusion of the specified Restriction Period (i) in cash, (ii) in shares of Common Stock equal to the number of units granted under the Restricted Unit Grant with respect to which such payment is made, or (iii) in any combination of the above, as the Committee shall determine in its sole and absolute discretion. The Committee may elect to make this determination either at the time the Award is granted, at the time of payment or at any time in between such dates.

        (f) RIGHTS AS A SHAREHOLDER. A Participant shall have, with respect to the shares of Common Stock received under a Restricted Stock Grant, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. Stock dividends issued with respect to the shares covered by a Restricted Grant shall be treated as additional shares under the Restricted Grant and shall be subject to the same restrictions and other terms and conditions that apply to shares under the Restricted Grant with respect to which the dividends are issued.

    9. PERFORMANCE AWARDS. Performance Awards granted under the Plan may be in the form of either Performance Share Grants or Performance Unit Grants. Performance Awards shall be subject to the terms and conditions set forth below. Furthermore, the Performance Awards shall be subject to written agreements which shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable in its sole and absolute discretion. Such agreements need not be identical.

        (a) PERFORMANCE SHARE GRANTS. A Performance Share Grant is an Award of units (with each unit equivalent in value to one share of Common Stock) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units (or a portion of such units) in the event certain performance criteria are not met within a designated period of time.

        (b) PERFORMANCE UNIT GRANTS. A Performance Unit Grant is an Award of units (with each unit representing such monetary amount as designated by the Committee) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units (or a portion of such units) in the event certain performance criteria are not met within a designated period of time.

        (c) GRANTS OF AWARDS. Performance Awards shall be granted under the Plan pursuant to written agreements with the Participant in such form as the Committee may from time to time approve. Performance Awards may be granted alone or in addition to other Awards under the

    Plan. Subject to the terms of the Plan, the Committee shall determine the number of Performance Awards to be granted to a Participant and the Committee may impose different terms and conditions on any particular Performance Award made to any Participant.

        (d) PERFORMANCE GOALS AND PERFORMANCE PERIODS. Performance Awards shall provide that, in order for a Participant to vest in such Awards, the Company must achieve certain performance goals ("Performance Goals") over a designated performance period ("Performance Period") having a minimum duration of two years. The Performance Goals and Performance Period shall be established by the Committee, in its sole and absolute discretion. The
    Committee shall establish Performance Goals for each Performance Period before the commencement of the Performance Period and while the outcome is substantially uncertain. The Committee shall also establish a schedule or schedules for such Performance Period setting forth the portion of the Performance Award which will be earned or forfeited based on the degree of achievement of the Performance Goals actually achieved or exceeded. In setting Performance Goals, the Committee may use such measures as return on equity, earnings growth, revenue growth, comparisons to peer companies, or such other measure or measures of performance in such manner as it deems appropriate .

        (e) PAYMENT OF AWARDS. In the case of a Performance Share Grant, the Participant shall be entitled to receive payment for each unit earned in an amount equal to the aggregate Fair Market Value of the shares of Common Stock covered by such Award as of the end of the Performance Period. In the case of a Performance Unit Grant, the Participant shall be entitled to receive payment for each unit earned in an amount equal to the dollar value of each unit times the number of units earned. The Committee, pursuant to the written agreement with the Participant, may make such Performance Awards payable in whole or in part upon the occurrence of events selected by the Committee that are beyond the control of the Participant (including, but not limited to, a Change in Control of the Company as set forth in Section 17 below). The Committee may provide (but is not required to provide) in the written agreement with the recipient that in the case of a cash payment acceleration in payment of a Performance Award shall also be subject to discounting to reasonably reflect the time value of money using any reasonable discount rate selected by the Committee in accordance with Treasury Regulations under Code Section 162(m). Payment in settlement of a Performance Award shall be made as soon as practicable following the conclusion of the Performance Period (i) in cash, (ii) in shares of Common Stock, or (iii) in any combination of the above, as the Committee may determine in its sole and absolute discretion. The Committee may elect to make this determination either at the time the Award is granted, at the time of payment, or at any time in between such dates.

    10.  OTHER STOCK-BASED AND COMBINATION AWARDS.

        (a) The Committee may grant other Awards under the Plan pursuant to which Common Stock is or may in the future be acquired, or Awards denominated in stock units, including ones valued using measures other than market value. Such Other Stock-Based Grants may be granted either alone or in addition to any other type of Award granted under the Plan.

        (b) The Committee may also grant Awards under the Plan in combination with other Awards or in exchange of Awards, or in combination with or as alternatives to grants or rights under any other employee plan of the Company, including the plan of any acquired entity.

        (c) Subject to the provisions of the Plan, the Committee shall have authority to determine the individuals to whom and the time or times at which the Awards shall be made, the number of shares of Common Stock to be granted or covered pursuant to such Awards, and any and all other conditions and/or terms of the Awards.

    11. NON-EMPLOYEE DIRECTORS. Directors of the Company who are not employees of the Company ("Non-Employee Directors") may receive Non-Qualified Stock Options as set forth in this Section 11 as a result of action by the Board of Directors or by the Committee (as the case may be). Such Stock Options shall be awarded in the sole and absolute discretion of the Board or the Committee.

        (a) Each Non-Qualified Stock Option granted hereunder shall become exercisable as to 25% of the shares of Common Stock subject to the Option on the first, second, third, and fourth anniversary dates of the grant.

        (b) Each Non-Qualified Stock Option granted under this Section 11 shall expire upon the earliest of the following events:

           (i) Ten (10) years from the date the Option was granted;

           (ii) The termination of the Plan;

          (iii) Three (3) months after the date on which the person ceases to be a Non-Employee Director, except that if the cessation of services was caused by the person's death or becoming disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one (1) year after the cessation of such services.

        (c) The exercise price of the Non-Qualified Stock Options granted under this Section 11 shall be one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the Grant.

    12. DEFERRAL ELECTIONS. The Committee may permit a Participant to elect to defer his or her receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be due to such Participant by virtue of the exercise, earn out or vesting of an Award made under the Plan. If any such election is permitted, the Committee shall establish rules and procedures for such payment deferrals, including the possible (a) payment or crediting of reasonable interest on such deferred amounts credited in cash, and (b) the payment or crediting of dividend equivalents in respect of deferrals credited in units of Common Stock. The Company and the Committee shall not be responsible to any person in the event that the payment deferral does not result in deferral of income for tax purposes.

    13. DIVIDEND EQUIVALENTS. Awards of Stock Options, Stock Appreciation Rights, Restricted Unit Grants, Performance Share Grants, and other Stock-Based Awards may, in the sole and absolute discretion of the Committee, earn dividend equivalents. In respect of any such Award which is outstanding on a dividend record date for Common Stock, the Participant may be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the shares of Common Stock covered by such Award had such shares been issued and outstanding on such dividend record date. The Committee shall establish such rules and procedures governing the crediting of dividend equivalents, including the timing, form of payment, and payment contingencies of such dividend equivalents, as it deems appropriate or necessary.

    14. TERMINATION OF EMPLOYMENT. The terms and conditions under which an Award may be exercised after a Participant's termination of employment shall be determined by the Committee and reflected in the written agreement with the Participant concerning the Award, except that in the event a Participant's employment with the Company or a Subsidiary terminates for any reason within six
(6) months of the date of grant of any Award held by the Participant, the Award shall expire as of the date of such termination of employment and the Participant and the Participant's legal representative or beneficiary shall forfeit any and all rights pertaining to such Award.

    15. NON-TRANSFERABILITY OF AWARDS. No Award under the Plan, and no rights or interest therein, shall be assignable or transferable by a Participant except by will or the laws of descent and distribution. During the lifetime of a Participant, Awards are exercisable only by, and payments in settlement of
Awards will be payable only to, the Participant or his or her legal representative.

    16.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.

        (a) The existence of the Plan and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's Common Stock or the rights thereof, the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

        (b) In the event of any change in capitalization affecting the Common Stock of the Company after the Effective Date, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination, exchange of shares, other form of reorganization, or any other change affecting the Common Stock, such proportionate adjustments, if any, as the Board in its discretion may deem appropriate to reflect such change shall be made with respect to (i) the aggregate number of shares of Common Stock for which Awards in respect thereof may be granted under the Plan, (ii) the maximum number of shares of Common Stock which may be sold or awarded to any Participant, (iii) the number of shares of Common Stock covered by each outstanding Award, and (iv) the price per share in respect of outstanding Awards.

        (c) The Committee may also make such adjustments in the number of shares covered by, and the price or other value of any outstanding Awards in the event of a spin-off or other distribution (other than normal cash dividends) of Company assets to shareholders. In the event that another corporation or business entity is being acquired by the Company, and the Company agrees to assume outstanding employee stock options and/or stock appreciation rights and/or the obligation to make future grants of options or rights to employees of the acquired entity, the aggregate number of shares of Common Stock available for Awards under Section 4 of the Plan may be increased accordingly, except that no change shall be made to the maximum number of shares eligible for Incentive Stock Options under Section 4(b)(i) based solely upon such an event.

    17.  CHANGE IN CONTROL.

        (a) In the event of a Change in Control (as defined in Paragraph (b) below) of the Company, and except as otherwise provided in Award agreements:

           (i) All Stock Options or Stock Appreciation Rights then outstanding shall become fully exercisable as of the date of the Change in Control;

           (ii) All restrictions and conditions of all Restricted Stock Grants and Restricted Unit Grants then outstanding shall be deemed satisfied as of the date of the Change in Control; and

          (iii) All Performance Share Grants and Performance Unit Grants shall be deemed to have been fully earned as of the date of the Change in Control; subject to the limitation that any Award which has been outstanding less than six (6) months on the date of the Change in Control shall not be afforded such treatment.

        (b) A "Change in Control" shall be deemed to have occurred upon the occurrence of any one (or more) of the following events:

           (i) Any person, including a group as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of shares of the Company with respect to which 20% or more of the total number of votes for the election of the Board may be cast;

           (ii) As a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, persons who were directors of the Company just prior to such event shall cease to constitute a majority of the Board;

          (iii) The stockholders of the Company shall approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly owned corporation or for a sale or other disposition of all or substantially all the assets of the Company; or

          (iv) A tender offer or exchange offer is made for shares of the Company's Common Stock (other than one made by the Company) and shares of Common Stock are acquired thereunder ("Offer"). However, the acceleration of the exercisability of outstanding options upon the occurrence of an Offer shall be within the discretion of the Committee.

        (c) In the event that any payment under this Plan (alone or in conjunction with other payments) would otherwise constitute an "excess parachute payment" under Section 280G of the Code (in the sole judgment of the Company), such payment shall be reduced or eliminated to the extent the Company determines necessary to avoid deduction disallowance under Section 280G of the Code or the imposition of excise tax under Section 4999 of the Code. The Company may consult with a Participant regarding the application of Section 280G and/or Section 4999 to payments otherwise due to such Participant under the Plan, but the judgment of the Company as to applicability of those provisions, the degree to which a payment must be reduced to avoid those provisions, and which Awards shall be reduced, is final. The Compensation Committee shall act on behalf of the Company in interpreting and administering this limitation.

    18. AMENDMENT AND TERMINATION. Without further approval of the stockholders, the Board may at any time terminate the Plan, or may amend it from time to time in such respects as the Board may deem advisable. However, the Board may not, without approval of the shareholders, make any amendment which would (a) increase the aggregate number of shares of Common Stock which may be issued under the Plan (except for adjustments pursuant to Section 16 of the
Plan), (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) materially increase the benefits accruing to Participants under the Plan. Notwithstanding the above, the Board may amend the Plan to take into account changes in applicable securities, federal income tax laws and other applicable laws. Further, should the provisions of Rule 16b-3, or any successor rule, under the Exchange Act be amended, the Board may amend the Plan in accordance with any modifications to that rule without the need for shareholder approval. Notwithstanding the foregoing, the provisions of Section 11 may not be amended more than once every six months other than to comply with the changes in the Code or the Employee Retirement Income Security Act of 1974 ("ERISA").

    19.  MISCELLANEOUS MATTERS.

        (a) TAX WITHHOLDING. The Company shall have the right to deduct from any payment, including the delivery of shares, made under the Plan any federal, state, or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary in the opinion of the Company to satisfy all obligation for the payment of such taxes. If Common Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.

        (b) NO RIGHT TO EMPLOYMENT OR DIRECTORSHIP. Neither the adoption of the Plan nor the granting of any Award shall confer upon any employee or director of the Company or any Subsidiary any right to continued employment or directorship with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees or the directorship of any director at any time, with or without cause.

        (c) UNFUNDED PLAN. The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Any liability of the Company to any person with respect to any Award under the Plan shall be based solely upon any written contractual obligations that may be effected pursuant to the Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

        (d) ANNULMENT OF AWARDS. The grant of any Award under the Plan payable in cash is provisional until cash is paid in settlement thereof. The grant of any Award payable in Common Stock is provisional until the Participant becomes entitled to the certificate in settlement thereof.

    Payment under any Awards granted pursuant to the Plan is wholly contingent upon shareholder approval of the Plan. Where approval for an award sought pursuant to Section 162(m)(4)(C)(ii) is not granted by the Company's shareholders, the Award shall be annulled automatically. In the event the employment of a Participant is terminated for cause (as defined below), any Award which is provisional shall be annulled as of the date of such termination for cause. For the purpose of this Section 19(d), the term "terminated for cause" means any discharge for violation of the policies and procedures of the Company or for other job performance or conduct which is detrimental to the best interests of the Company.

        (e) OTHER COMPANY BENEFIT AND COMPENSATION PROGRAMS. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination indemnity or severance pay law of any state. Furthermore, such benefits shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company or a Subsidiary unless expressly so provided by such other plan or arrangement, or except where the Committee expressly determines that inclusion of an Award or portion of an Award should be included. Awards under the Plan may be made in combination with or in addition to, or as alternatives to, grants, awards or payments under any other Company or Subsidiary plans. The Company or any Subsidiary may adopt such other compensation programs and additional compensation arrangements (in addition to this Plan) as it deems necessary to attract, retain, and reward employees for their service with the Company and its Subsidiaries.

        (f) SECURITIES LAW RESTRICTIONS. No shares of Common Stock shall be issued under the Plan unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal and state securities laws. Certificates for shares of Common Stock delivered under the Plan may be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

        (g) AWARD AGREEMENT. Each Participant receiving an Award under the Plan shall enter into an agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Award and such related matters as the Committee shall, in its sole and absolute discretion, determine.

        (h) COSTS OF PLAN. The costs and expenses of administering the Plan shall be borne by the Company.

        (i) GOVERNING LAW. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of California.

                                          GUARDIAN BANCORP,
                                          A CALIFORNIA CORPORATION

Date: ---------------------             By: -------------------------------
                                        Chairman, Board of Directors

                     CERTIFICATE OF COMPENSATION COMMITTEE

    The undersigned two persons, being members of the Compensation Committee and "outside directors" within the meaning of Section 162(m)(4)(C)(i) of the Internal Revenue Code of 1986, hereby certify that the foregoing Guardian Bancorp 1994 Long Term Incentive Plan was adopted and established by the
Compensation Committee on April   , 1994.

Date: ---------------------             --------------------------------
                                        Compensation Committee Member
Date: ---------------------
                                        --------------------------------
                                        Compensation Committee Member

                            CERTIFICATE OF SECRETARY

    The undersigned, being the Corporate Secretary of Guardian Bancorp, a California corporation, hereby certifies that the foregoing Guardian Bancorp 1994 Long Term Incentive Plan was, pursuant to the Articles and Bylaws of the Corporation, duly adopted by the Compensation Committee on April , 1994, and by the Board of Directors as a whole on April , 1994, and approved by the
shareholders of the Corporation on             , 1994.

Date: ---------------------             --------------------------------
                                        Corporate Secretary

                           [Seal of Guardian Bancorp]

PROXY                           GUARDIAN BANCORP                           PROXY
                800 SOUTH FIGUEROA STREET, LOS ANGELES, CA 90017

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby nominates, constitutes and appoints Paul M. Harris and Robert D. Frandzel, and each of them, the attorneys, agents and proxies of the undersigned, with full powers of substitution to each, and hereby authorizes them to represent, and to vote as designated below, all shares of Common Stock of Guardian Bancorp held of record by the undersigned at the close of business on April 4, 1994 at the Annual Meeting of Shareholders to be held on June 1, 1994 or any adjournment thereof.

1.  ELECTION OF DIRECTORS     FOR all nominees listed below                 WITHHOLD AUTHORITY
                              (EXCEPT AS MARKED TO THE CONTRARY BELOW).     TO VOTE FOR ALL NOMINEES LISTED BELOW. / /
                              DISCRETIONARY AUTHORITY TO CUMULATE VOTES
                              IS GRANTED. / /

 Paul M. Harris, Marilyn M. Cohen, Howard C. Fletcher III, Robert D. Frandzel,
  Saul Socoloske, Vincent A. Bell, James F. Lewin, Jon Van Deuren, Michael J.
                                     Welch.

 (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
               THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

- - --------------------------------------------------------------------------------

2.  APPROVAL OF 1994 LONG-TERM INCENTIVE    FOR the approval of the 1994 Long-Term      WITHHOLD AUTHORITY
    PLAN                                    Incentive Plan. / /                         to approve the 1994 Long-Term Incentive
                                                                                        Plan. / /

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" THE APPROVAL OF THE 1994 LONG-TERM INCENTIVE PLAN. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, UNLESS ANY SHAREHOLDER ELECTS TO CUMULATE VOTES. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND, IN THE CASE OF A CUMULATIVE VOTING ELECTION, IN THE MANNER SELECTED BY THE PROXY HOLDERS, AND "FOR" THE APPROVAL OF THE 1994 LONG-TERM INCENTIVE PLAN.

                     (PLEASE SIGN AND DATE ON REVERSE SIDE)

                          (CONTINUED FROM OTHER SIDE)

    The undersigned hereby ratifies and confirms all that said attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof and hereby revokes any and all proxies heretofore given by the undersigned to vote at said meeting. The undersigned acknowledges receipt of notice of the Annual Meeting of Shareholders and the Proxy Statement accompanying the notice.
                                         Dated: _________________________ , 1994
                                         _______________________________________
                                                       (Signature)
                                         _______________________________________
                                                       (Signature)

                                         Please   sign  exactly  as  your  names
                                         appear on  this card.  When shares  are
                                         held  by  joint  tenants,  both  should
                                         sign.   When   signing   as   attorney,
                                         executor,   administrator,  trustee  or
                                         guardian, please  give full  titles  as
                                         such.  If a corporation, please sign in
                                         full corporate  name  by  President  or
                                         other    authorized   officer.   If   a
                                         partnership, please sign in partnership
                                         name by authorized person.

    PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED
                                    ENVELOPE